United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
  [  ]  Preliminary Proxy Statement
  [  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [x]  Definitive Proxy Statement
  [  ]  Definitive Additional Materials
  [  ]  Soliciting Material Pursuant to § 240.14a-12

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2011

To the Stockholders of Retail Opportunity Investments Corp.:

The 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Retail Opportunity Investments Corp., a Delaware corporation (the "Company"), will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on May 5, 2011, at 11:00 a.m., Eastern Time, to consider and vote on the following matters:

(1)	The election of nine directors to serve on the Company's board of directors until the Company's 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

(2)	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011;

(3)	A proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland;

(4)	A resolution to approve, on an advisory basis, the compensation of the Company's named executive officers;

(5)	An advisory proposal to determine the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers; and

(6)	The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The close of business on March 25, 2011 has been fixed by our board of directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

We hope that all stockholders who can do so will attend the Annual Meeting in person.  Whether or not you plan to attend, in order to assure proper representation of your shares of our common stock, par value $0.0001 per share ("Common Stock"), at the Annual Meeting, we urge you to submit your proxy voting instructions to the Company.  By submitting your proxy voting instructions promptly, you can help the Company avoid the expense of follow-up mailings and ensure the presence of a quorum at the Annual Meeting.  If you attend the Annual Meeting, you may, if so desired, revoke your prior proxy voting instructions and vote your shares in person.

If you are a registered holder of shares of Common Stock on the record date, you may vote your shares of Common Stock in person at the Annual Meeting or by submitting your proxy voting instructions to the Company.  If you hold shares of Common Stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.

Your proxy is being solicited by our board of directors.  Our board of directors recommends that you vote "FOR" each nominee for director, "FOR" proposals 2, 3 and 4, and for "3 YEARS" for proposal 5.

By Order of the Board of Directors

Stuart A. Tanz
President and Chief Executive Officer

Purchase, New York
April 5, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 5, 2011.  The Proxy Statement and our 2010 Annual Report to Stockholders are available at: www.proxyease.com/roireit/2011

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2011

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Retail Opportunity Investments Corp., a Delaware corporation (the "Company," "we," "our" or "us"), for use at the Company's 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on May 5, 2011, at 11:00 a.m., Eastern Time, or at any postponements or adjournments thereof.

If you are a registered holder of shares of our common stock, par value $0.0001 per share ("Common Stock"), as of the close of business on the record date, you may vote your shares of Common Stock in person at the Annual Meeting or by submitting your proxy voting instructions to the Company.  If you hold shares of Common Stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.

Shares of Common Stock represented by properly submitted proxies received by us prior to the Annual Meeting will be voted according to the instructions specified on such proxies.  Any stockholder of record submitting voting instructions or a proxy retains the power to revoke such instructions or proxy at any time prior to its exercise at the Annual Meeting by (i) delivering prior to the Annual Meeting a written notice of revocation to John B. Roche, our Chief Financial Officer, at Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577, (ii) submitting a later dated proxy, or (iii) by voting in person at the Annual Meeting.  Attending the Annual Meeting will not automatically revoke a stockholder's previously submitted voting instructions or proxy unless such stockholder votes in person at the Annual Meeting.  If a proxy is properly authorized without specifying any voting instructions and not revoked prior to the Annual Meeting, the shares of Common Stock represented by such proxy will be voted FOR the election of the director nominees to serve on our board of directors until our 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify, FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, FOR the proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland, FOR the advisory vote on the compensation of the Company's named executive officers as disclosed in this Proxy Statement, and every 3 YEARS on the advisory vote on the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers.  As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the related proxy card are first being sent and made available to stockholders on or about April 5, 2011.

ANNUAL REPORT

This Proxy Statement is accompanied by our Annual Report to Stockholders for the year ended December 31, 2010, including financial statements audited by Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2010, and their report thereon, dated February 25, 2011.

VOTING SECURITIES AND RECORD DATE

Stockholders will be entitled to cast one vote for each share of Common Stock held of record at the close of business on March 25, 2011 (the "Record Date") with respect to (i) the election of nine directors to serve on our board of directors until our 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, (iii) the proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland, (iv) the advisory resolution to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this Proxy Statement, (v) the advisory proposal on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers, (vi) any other proposal for stockholder action that may properly come before the Annual Meeting or any postponements or adjournments thereof.

Abstentions and broker non-votes are each included in the determination of the number of shares present at the Annual Meeting for the purpose of determining whether a quorum is present.  A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e., a broker) does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.  If you hold your shares in "street name" it is critical that you cast your vote if you want it to count in the election of directors.  Under the rules of the New York Stock Exchange ("NYSE"), the only item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  Although the Company trades on the NASDAQ Stock Market ("NASDAQ"), the NYSE rules affect us because most of the shares of Common Stock held in "street name" are held with NYSE member-brokers.  Therefore, if you hold your shares in street name and do not give the broker or nominee specific voting instructions on the election of the directors, the proposal to reincorporate the Company as a Maryland corporation by merger of the Company into a newly formed wholly-owned subsidiary of the Company incorporated in Maryland, the advisory resolution to approve, on an advisory basis, the compensation of our named executive officers or the proposal on the frequency of future advisory votes on the compensation of our named executive officers, your shares will not be voted on those items, and a broker non-vote will occur.

Abstentions and broker non-votes will have no effect on the election of directors, the ratification of the appointment of Ernst & Young LLP, the advisory vote on the compensation of the Company's named executive officers as disclosed in this Proxy Statement or the advisory vote to determine the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers.  An abstention or broker non-vote will have the same effect as a vote "AGAINST" the proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland.

The presence, in person or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum.  The disposition of business scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes: (i) for the election of a director, a plurality of all the votes cast in the election of directors at the Annual Meeting; (ii) for the ratification of the appointment of our independent registered public accounting firm, a majority of all the votes present or represented at the Annual Meeting; (iii) for the proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland, a majority of the outstanding shares of our Common Stock entitled to vote; (iv) for the advisory resolution on the compensation of the Company's named executive officers, a majority of all the votes present or represented at the Annual Meeting; and (v) for the advisory proposal to determine the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers, a majority of all the votes present or represented at the Annual Meeting.  Generally, approval of matters presented to our stockholders require a majority of the votes present or represented at any meeting of stockholders.  However, because the vote to determine the frequency of holding future stockholder advisory votes on executive compensation is advisory and non-binding, if none of the frequency options receive a majority of the votes present or represented at the Annual Meeting, the option receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders.

As of the Record Date, we had issued and outstanding 42,075,433 shares of Common Stock.

In accordance with Delaware General Corporation Law, a list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting, for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices at 3 Manhattanville Road, Purchase, New York 10577.

1. ELECTION OF DIRECTORS

Board of Directors

In accordance with our Second Amended and Restated Certificate of Incorporation, as amended (our "Certificate of Incorporation"), and Amended and Restated By-laws (our "Bylaws"), our board of directors is currently comprised of nine directors, Melvin S. Adess, Richard A. Baker, Mark Burton, Michael J. Indiveri, Edward H. Meyer, Lee S. Neibart, Charles J. Persico, Laura H. Pomerantz and Stuart A. Tanz.  Directors are elected at each annual meeting of our stockholders for a term of one year.  Each director holds office until his or her successor has been duly elected and qualify or the director's earlier resignation, death or removal.

Upon the recommendation of the nominating and corporate governance committee of our board of directors (the "Nominating and Corporate Governance Committee"), Messrs. Adess, Baker, Burton, Indiveri, Meyer, Neibart, Persico and Tanz, and Ms. Pomerantz, have been nominated by our board of directors to stand for election as directors by the stockholders at the Annual Meeting to serve until our 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.  We seek to have a board of directors representing diverse education and experiences that provide knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company.  We believe that, as a group, the nominees bring a diverse range of perspectives that contribute to the effectiveness of our board of directors as a whole.  The procedures and considerations of the Nominating and Corporate Governance Committee in recommending qualified director candidates are described below under "Corporate Governance—Identification of Director Candidates" in this Proxy Statement.  The Nominating and Corporate Governance Committee and our board of directors concluded that each of our directors should be nominated for election based on the qualifications and experience described in the biographical information below under "Nominees for Election as Directors."

It is intended that the shares of Common Stock represented by properly submitted proxies will be voted by the persons named therein as proxy holders FOR the election of Messrs. Adess, Baker, Burton, Indiveri, Meyer, Neibart, Persico and Tanz, and Ms. Pomerantz as directors, unless otherwise instructed.  If the candidacy of Messrs. Adess, Baker, Burton, Indiveri, Meyer, Neibart, Persico and Tanz, and Ms. Pomerantz should, for any reason, be withdrawn prior to the Annual Meeting, the proxies will be voted by the proxy holders in favor of such substituted candidates (if any) as shall be nominated by our board of directors.  Our board of directors has no reason to believe that, if re-elected, Messrs. Adess, Baker, Burton, Indiveri, Meyer, Neibart, Persico and Tanz, and Ms. Pomerantz will be unable or unwilling to serve as directors.

Nominees for Election as Directors

The following information is furnished regarding the nominees for election as directors.

Melvin S. Adess, 66, has served as one of our directors since 2009.  Mr. Adess joined Kirkland & Ellis LLP in 1969 as an associate and was admitted to the partnership in 1975.  His practice consisted of foreign tax planning, intercompany transfer pricing, mergers & acquisitions, joint ventures, tax litigation, and executive compensation.  Mr. Adess acted as outside general counsel for a number of corporate clients coordinating the firm's handling of corporate, tax, litigation, intellectual property and other matters.  From 1997 to 1999, Mr. Adess served on the Board of Directors of Pan Pacific Retail Properties, Inc. and as a member of its Audit Committee and Compensation Committee.  Mr. Adess joined KPMG LLP in 1999, as a senior tax partner.  He served as a member of its senior tax leadership and on various firm administrative committees.  He also served as lead tax partner for Motorola, Inc., Honeywell, Caterpillar, HSBC, Sears, Whirlpool, and other major firm clients.  Mr. Adess retired from KPMG LLP in 2008.  He returned to the practice of law in 2008 under Melvin S. Adess, P.C.  His practice consists of corporate and tax counselling.  Mr. Adess received a B.S. with highest distinction from Northwestern University, majoring in Accounting with minors in Economics and English, and received a J.D., Cum Laude and Order of the Coif from the University of Chicago Law School.  We believe Mr. Adess's significant experience advising corporate clients as to tax and legal matters makes him qualified to serve as a director.

Richard A. Baker, 45, has served as one of our directors since our inception in 2007, as Executive Chairman of our board of directors since 2009 and, until 2009, served as our Chief Executive Officer.  Mr. Baker is a founder and President of NRDC Real Estate Advisors, LLC and NRDC Equity Partners, LLC, and a Manager of NRDC Capital Management, LLC ("NRDC Capital Management").  Mr. Baker is also the Chief Executive Officer of the Hudson's Bay Trading Company, a diversified North American retail organization, which owns and operates Lord & Taylor and the Hudson's Bay Company (Bay, Zellers, Home Outfitters and Fields).  Mr. Baker is also a Managing Director of NRDC L&T B LLC, which owns and operates the Lord & Taylor department stores.  In July 2008, Mr. Baker also became the 39th Governor of the Hudson's Bay Company, where he also currently serves as a director.  Mr. Baker is also a director of Lord & Taylor Holdings, LLC, Regional Construction Corp., True North Retail Investments I, Inc. and Maple Leaf Heritage Investments ULC. Mr. Baker served as a director of City & Suburban Federal Savings Bank from 1996 to 2007. From 1988 until 2005, Mr. Baker served in various capacities, including President, Chief Operating Officer and Senior Vice President of National Realty & Development Corp., a real estate development company owned by him together with his father, Robert C. Baker, who was formerly one of our directors.  National Realty & Development Corp. owns and manages a real estate portfolio in excess of 18 million square feet, which includes shopping centers, corporate business centers and residential communities located in 20 states. National Realty & Development Corp.'s tenants include prominent retailers such as Wal-Mart, Kohl's, Lowe's, Toys 'R Us, The Home Depot, Sears, Staples, Supervalu and T.J. Maxx.  National Realty & Development Corp. is one of the largest privately owned development companies in the United States.  Mr. Baker received a B.S. in Hotel Administration from Cornell University and serves on the Dean's Advisory Board of the hotel and real estate program.  We believe Mr. Baker's significant prior experience as a founder, an executive officer and a director of numerous real estate companies makes him qualified to serve as a director.

Mark Burton, 62, has served as one of our directors since 2010.  Mr. Burton the Chief Investment Officer of the Real Estate Department at Abu Dhabi Investment Council from 2007 to 2010.  From 2001 to 2007, he was the Chief Investment Officer of the Real Estate Department at Abu Dhabi Investment Authority. From 2000 to 2001, Mr. Burton was a Managing Director at AIG Global Real Estate Investment (Europe) Limited, where he was responsible for making investments throughout Europe. From 1999 to 2000, Mr. Burton was with AXA Real Estate Investment Managers where he coordinated their real estate activities, including fund formation. From 1982 to1999, Mr. Burton was the Chief Executive Officer of Real Estate at United Bank of Kuwait PLC and sat on the General Management and ALCO Committees. Mr. Burton started real estate activities for United Bank of Kuwait in 1983 with residential mortgage lending and progressed to commercial property lending, speculative development funding, direct investments and fund management. Mr. Burton was with Cluttons from 1967 to 1982, where he had experience in all agency departments and developed a London residential agency department and initiated public relation and advertising project management areas. Mr. Burton also currently serves as a member of the Board of Directors of Value Retail PLC, Hudson's Bay Company and London & Stamford Property Plc, the Investment Committee of Internos Real Investors and the Real Estate Advisory Board of Norges Bank Investment Management. Mr. Burton is also an advisor to Citic Capital Real Estate.  Mr. Burton is a member of Royal Institute of Chartered Surveyors and was a member of UK Government Property Advisor Group from 2000 to 2001.  He was the Chairman of Urban Land Institute UK in 1999, the Chairman of RICS Commercial Property Panels in 1998 and the Chairman of Investment Property Forum in 1995. We believe Mr. Burton's significant understanding of the real estate market and his current broad range of directorship positions makes him qualified to serve as a director.

Michael J. Indiveri, 58, has served as one of our directors since our inception in 2007.  He currently serves as Executive Vice President and Chief Financial Officer of Amalgamated Bank in New York.  Mr. Indiveri also serves as President of The Indiveri Group, LLC, a real estate investment firm.  From 1997 until 2007, Mr. Indiveri served as the Executive Vice President & Chief Financial Officer of City & Suburban Federal Savings Bank, where he was also a director.  From 1994 to 1997, Mr. Indiveri served as Senior Vice President & Chief Financial Officer of New York Federal Savings Bank.  Mr. Indiveri received a B.A. in Political Science from Rutgers University and an M.B.A. from Fordham University.  We believe Mr. Indiveri's significant prior experience at Amalgamated Bank in New York, including as Executive Vice President and Chief Financial Officer, Chairman of  the Investment Committee and Chairman of the Asset Liability Management Committee, makes him qualified to serve as a director.

Edward H. Meyer, 84, has served as one of our directors since our inception in 2007.  Since 2007, Mr. Meyer has served as Chief Executive Officer of Ocean Road Advisors, Inc., an investment management firm.  From 1970 to 2006, Mr. Meyer was Chairman and Chief Executive Officer of Grey Global Group, one of the leading global advertising agencies.  Prior to becoming Chairman, he was President of Grey from 1968 to 1970.  He began his career in the Bloomingdale's Department Stores Training Program.  Mr. Meyer currently serves on the Board of Directors of  Harman International Industries, Inc. (NYSE: HAR), National Cinemedia, Inc. (NASDAQ: NCMI) and The Jim Pattison Group. Mr. Meyer previously served on the Board of Directors of May Department Stores for 17 years. He also served as a director of Ethan Allen Interiors Inc. from 1991 to 2010 and of Allconnect from 2002 to

2009.  Mr. Meyer serves as a Trustee of the Solomon R. Guggenheim Foundation, the New York University Langone Medical Center and the Film Society of Lincoln Center, and as President of the Edward & Sandra Meyer Foundation, Inc. Mr. Meyer received a B.A. in Economics from Cornell University.  We believe Mr. Meyer's significant prior experience as Chairman and Chief Executive Officer of the Grey Global Group and a director of a number of public companies makes him qualified to serve as a director.

Lee S. Neibart, 60, has served as one of our directors since our inception in 2007 and, until 2009, served as our President.  Mr. Neibart is a founder of NRDC Real Estate Advisors, LLC and NRDC Equity Partners LLC.  He is the Global Chief Executive Officer of AREA Property Partners, formerly Apollo Real Estate Advisors, and has been with the firm since 1993.  Mr. Neibart oversees the global day-to-day activities of AREA Property Partners, including portfolio and fund management, strategic planning and new business development.  From 1989 to 1993, Mr. Neibart worked at the Robert Martin Company, a real estate development and management firm, most recently as Executive Vice President and Chief Operating Officer.  Mr. Neibart was a director at Linens ‘N Things which filed for bankruptcy protection in May 2008 and entered into liquidation in October 2008.  Mr. Neibart serves on the Advisory Boards of both The Enterprise Foundation and The Real Estate Institute of New York University.  He is a past President of the New York Chapter of the National Association of Industrial and Office Parks.  Mr. Neibart received a B.A. from the University of Wisconsin and an M.B.A. from the New York University School of Business.  We believe Mr. Neibart's significant prior experience as a founder, an executive officer and a director of numerous real estate companies makes him qualified to serve as a director.

Charles J. Persico, 71, has served as one of our directors since 2009.  Mr. Persico is the President of Perbar Sales Corp. and has been actively involved in various phases of the real estate industry, including Development, Construction and Management, for over 38 years.  He has participated in the development, ownership and management of over 2,500 apartment units in the New York metropolitan area as well as over 1 million square feet of retail and commercial developments.  His present portfolio consists of mainly retail developments.  He has managed properties for Metropolitan Life, Aetna Insurance Company, Connecticut Mutual Insurance, Roosevelt Savings Bank and Peoples Westchester Savings Bank.  Mr. Persico is a member of the Westchester County and New York State Board of Realtors and of local, state and national builders organizations.  He was formerly on the Board of Directors of the following organizations: City & Suburban Federal Savings Bank for over ten years serving on the Mortgage Committee, Audit and Finance Committee and also the Planning and Development Committee, Westchester County Association (a business development organization represented by such companies as IBM, PepsiCo, Chase Bank and many other large publicly traded corporations) and Westchester Business Partnership.  He was also a member of the B.P.O. Elks, Scarsdale Chapter, a prior president and chairman of the Builders Institute of Westchester and Putnam Counties (a 2,400 member organization), a New York State Commissioner of the Hudson River Valley Commission, founder and first President of the Exchange Club of the Town of Greenburgh, past member of the board of trustees of Elizabeth Seton College and of the Advisory Board of Iona College; Westchester County Commission Christopher Columbus Quincentennial, Board Member of the American Lyme Disease Foundation, and the Real Estate Tax Review Board of the Town of Greenburgh (60,000 population).  Mr. Persico received a B.S. in Real Estate from New York University.  We believe Mr. Persico's significant prior experience as President of Perbar Sales Corp. and active involvement in various phases of the real estate industry makes him qualified to serve as a director.

Laura H. Pomerantz, 63, has served as one of our directors since our inception in 2007.  Ms. Pomerantz is a Principal at PBS Gould Venture, LLC, d/b/a PBS Real Estate, LLC ("PBS Real Estate"), a boutique firm that offers commercial real estate advisory solutions to both tenants and landlords.  Prior to joining PBS Real Estate in 2001, Ms. Pomerantz was a Senior Managing Director at Newmark & Company Real Estate.  Prior to joining Newmark & Company Real Estate in 1996, Ms. Pomerantz was Executive Managing Director of S.L. Green (NYSE: SLG) and prior to that she was the Executive Vice President of The Leslie Fay Companies, Inc., having responsibility for supervising several of its upscale fashion divisions.  She was with The Leslie Fay Companies, Inc. for over 18 years and served on the company's Board of Directors.  She is a member of the Carnegie Hall Board of Trustees and is a director at WIN (Women in Need) and G-III Apparel Group, Ltd. (NASDAQ: GIII).  Ms. Pomerantz received an A.B.A in Business Administration from Miami Dade Community College.  We believe Ms. Pomerantz's significant prior experience as a Principal at PBS Real Estate and at other real estate and retail companies makes her qualified to serve as a director.

Stuart A. Tanz, 52, has served as our President and Chief Executive Officer and one of our directors since 2009.  Mr. Tanz was the Chief Executive Officer of United Income Properties, Inc. from 2006 to 2009 and its Chief Operating Officer and President from 1988 to 1992.  United Income Properties, Inc. was a privately owned retail real estate development company in Southern California which developed, owned and operated various shopping centers in Southern California and now owns, manages and operates approximately 2,250 self-storage units and a retail property.  From 1997 to 2006, Mr. Tanz was the Chairman, Chief Executive Officer and President of Pan Pacific Retail Properties, Inc., during which period its total market capitalization increased by 795% from $447 million to over $4 billion.  Mr. Tanz oversaw and administered all aspects of Pan Pacific Retail Properties, Inc.'s business, management, finance and personnel and led its $146 million initial public offering on the NYSE and ultimately in the sale of the company for $4.1 billion to Kimco Realty Corp. (NYSE: KIM) in November 2006.  From 1992 to December 1996, Mr. Tanz was a director of Revenue Properties Company Limited and was the Co-Chief Executive Officer from May 1996 to August 1997.  Revenue Properties Company Limited was a publicly traded company on the Toronto Stock Exchange that was the parent company of Pan Pacific Development Corp., where Mr. Tanz was the President and Chief Operating Officer from 1992 to 1997.  From 1982 to 1988, Mr. Tanz was the Director of Acquisitions of Southern California at Bramalea Limited, based in Toronto, Canada, and Bramalea California Inc.  Mr. Tanz is a member of the Advisory Council for the University of Southern California Lusk Center for Real Estate and the Policy Advisory Board of Burnham-Moores Institute of Real Estate at the University of San Diego.  Mr. Tanz is a member of International Council of Shopping Centers and Young Presidents Organization.  In 1998, National Real Estate Investors named Mr. Tanz as one of the country's top real estate executives under the age of 40 and in 2001 Mr. Tanz was awarded San Diego's Ernst & Young Real Estate Entrepreneur of the Year in real estate.  Mr. Tanz received a B.S. in Business Administration from the University of Southern California, Marshall School of Business.  We believe Mr. Tanz's significant prior public company experience as the Chairman, Chief Executive Officer and President of Pan Pacific Retail Properties, Inc. makes him qualified to serve as a director.

Our board of directors recommends a vote FOR the election of Messrs. Adess, Baker, Burton, Indiveri, Meyer, Neibart, Persico and Tanz, and Ms. Pomerantz as directors.  Proxies solicited by our board of directors will be voted FOR Messrs. Adess, Baker, Burton, Indiveri, Meyer, Neibart, Persico and Tanz, and Ms. Pomerantz, unless otherwise instructed.

In accordance with our Certificate of Incorporation and Bylaws, vacancies occurring on our board of directors, as a result of death, resignation, removal of a director, an increase in the authorized number of directors or otherwise, may be filled by a majority of the remaining directors then in office.

There is no family relationship, as defined under SEC regulations, among any of our directors or executive officers.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  Our board of directors is requesting that our stockholders ratify this appointment of Ernst & Young LLP.

From July 10, 2007 (inception) to March 29, 2010, including the fiscal year ended December 31, 2009, McGladrey & Pullen, LLP served as our independent registered public accounting firm.  On March 29, 2010, we dismissed McGladrey & Pullen, LLP as our independent registered public accounting firm.  The decision to change accounting firms was recommended by the audit committee of our board of directors (the "Audit Committee") and approved by our board of directors.  McGladrey & Pullen, LLP was advised of such change on March 29, 2010.  On March 31, 2010 we engaged Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2010.

The report of Ernst & Young LLP on our consolidated financial statements as of and for the fiscal year ended December 31, 2010 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The reports of McGladrey & Pullen, LLP on our consolidated financial statements as of and for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of the December 31, 2008 financial statements included an explanatory paragraph about our ability to continue as a going concern due to our mandatory liquidation by October 23, 2009 if a business combination had not been consummated.  During the fiscal years ended December 31, 2009 and 2008, and through March 29, 2010, the date of our notice to McGladrey & Pullen, LLP of its dismissal, there were (1) no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our consolidated financial statements for such periods and (2) no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The foregoing disclosures were previously reported in a Form 8-K that was filed with the SEC on April 1, 2010.  The Company provided McGladrey & Pullen, LLP with a copy of the disclosures in the Form 8-K and requested that McGladrey & Pullen, LLP furnish a letter addressed to the SEC stating whether it agrees with such statements made by the Company.  A copy of McGladrey & Pullen, LLP's letter dated March 30, 2010 is attached as Exhibit 16.1 to the Form 8-K.

Neither our Bylaws nor other governing documents or law require stockholder ratification of our board of directors' appointment of Ernst & Young LLP as our independent registered public accounting firm.  However, our board of directors is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.  In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, our board of directors will review its future selection of our independent registered public accounting firm.  Even if the selection is ratified, our board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.

Independent Registered Public Accounting Firm Fees

The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by Ernst & Young LLP, Berdon LLP, PKF LLP, McGladrey & Pullen, LLP and RSM McGladrey, Inc., an affiliate of McGladrey & Pullen, LLP, for the fiscal years ended December 31, 2010 and 2009.

	Fiscal Year Ended December 31,
	2010	2009
Audit Fees (1)	$350,691	$152,300
Audit-Related Fees (2)	80,675	—
Tax Fees (3)	317,325	10,900
All Other Fees (4)	—	—
Total	$748,691	$163,200

(1)
2010 and 2009 Audit Fees include:  (i) the audit of the consolidated financial statements included in our annual report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-Q; (iii)  consents and other services related to SEC and other regulatory filings and communications; and (iv) accounting consultation attendant to the audit.  Audit Fees for 2010 and 2009 also include the audit of the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	2010 Audit-Related Fees include fees related to 3.14 audits paid to PKF LLP. There were no Audit-Related Fees incurred in 2009.
(3)	2010 and 2009 Tax Fees include tax compliance, tax planning, tax advisory and related tax services provided by Ernst & Young LLP and RSM McGladrey, Inc.
(4)	There were no other professional services rendered by Ernst & Young LLP, Berdon LLP, PKF LLP, McGladrey & Pullen, LLP or RSM McGladrey, Inc. in 2010 and 2009.

All audit, tax and other services provided to us were reviewed and pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP, Berdon LLP, PKF LLP, McGladrey & Pullen, LLP and RSM McGladrey, Inc. was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

Our board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  Proxies solicited by our board of directors will be voted FOR this ratification, unless otherwise instructed.

3. REINCORPORATION FROM DELAWARE TO MARYLAND

Our board of directors has unanimously approved the proposal to reincorporate from Delaware to Maryland and, for the reasons discussed below, believes that changing the Company's state of incorporation to Maryland is in the best interests of the Company and its stockholders.  The effect of the reincorporation will be to change the law applicable to our corporate affairs from Delaware law to Maryland law.  If approved by stockholders, the reincorporation will be accomplished by the merger of the Company with and into its wholly-owned subsidiary, Retail Opportunity Investments Corp., a Maryland corporation ("ROIC Maryland").  ROIC Maryland was incorporated in Maryland on March 22, 2011, specifically for the purposes of the reincorporation, and has conducted no business and has no material assets or liabilities. At the effective time of the merger, the separate existence of the Company will cease and ROIC Maryland, as the surviving corporation, will succeed to all the business, properties, assets and liabilities of the Company. Following the reincorporation:

•	Our corporate name will continue to be Retail Opportunity Investments Corp.

•	Our corporate office will continue to be located in Purchase, New York. We will not establish any offices or operations in Maryland as a result of the reincorporation.

•	Our business, directors and management will continue to be the same as immediately before the reincorporation.

•	We will no longer be subject to annual Delaware franchise tax fees.

•	Our fiscal year, assets, liabilities and dividend policies will be the same as immediately before the reincorporation.

Our board of directors believes that, because of Maryland's more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than Delaware courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law.  Further, the Maryland General Corporation Law provides specific statutory validation of charter restrictions on ownership and transfer of stock to protect REIT status and for any other purpose.  Our board of directors believes that the comprehensive Maryland statutes, Maryland's policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Delaware and they provide the directors and management of a REIT with greater certainty and predictability in managing the affairs of the Company.

As a result of the above, our board of directors believes that being incorporated in Maryland and being governed by Maryland law, like the majority of REITs in our peer group, would be in the best interest of the Company and its stockholders.

What are the Benefits of the Reincorporation?

Our board of directors believes that the Company will benefit in several ways by changing its state of incorporation from Delaware to Maryland:

•	the Company will be governed by the Maryland General Corporation Law, which contains provisions conducive to the operations of a REIT;

•
the fact that over 100 publicly-owned REITs are currently organized under the laws of Maryland (including approximately 65% of REITs that are members of the National Association of Real Estate Investment Trusts, or "NAREIT") has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland REITs than is available to a REIT that is organized as a Delaware corporation;

•	being governed by Maryland law will bring the Company's governance more in line with that of other REITs; and

•	reincorporation will eliminate the Company's annual Delaware franchise tax expense.

The number of REITs that have incorporated or reincorporated in Maryland may be attributable to the fact that for many years Maryland has followed a policy of encouraging REITs to establish their legal domicile in that state.  In furtherance of that policy, Maryland has adopted comprehensive, modern and flexible laws which are regularly updated and revised to meet changing business needs.  Maryland has a comprehensive body of law specific to REITs and a pro-REIT state tax structure, including:

•	provisions that validate charter restrictions on the ownership and transfer of stock, which are necessary to satisfy the U.S. federal income tax requirements for qualification as a REIT; and

•	provisions that permit the issuance of shares to holders for the specific purpose of satisfying the U.S. federal income tax requirements for qualification as a REIT regarding share ownership.

Maryland has a separate statute governing REITs that are organized as a trust, and while this statute does not apply to corporations, like ROIC Maryland, many believe it helps provide greater certainty with respect to the treatment of a REIT under state law.

In addition, by reincorporating in Maryland the Company will be able to eliminate its annual Delaware franchise tax expense.  The State of Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation's aggregate number of shares of authorized stock, or (ii) the corporation's capital structure as compared to its assets.  A Delaware corporation may elect to be treated under the alternative that results in the lesser amount of franchise tax imposed on the corporation.  The Company has always elected to be considered under the alternative formula which results in the lower franchise tax burden; however, that burden is still substantial relative to the state tax in Maryland.

For the years ended December 31, 2008, 2009 and 2010, the Company's Delaware franchise taxes were approximately $165,000, $180,000 and $180,000, respectively.  Unlike Delaware, Maryland does not impose a franchise tax on a corporation incorporated under its laws.  If the Company is reincorporated in Maryland, the only amount payable annually to Maryland as a result of being incorporated under its laws currently would be $300, to be paid in conjunction with Maryland's annual reporting requirements.  This would result in the Company saving nearly the entire amount paid for Delaware franchise taxes.  Some of the savings anticipated during 2011 by the reincorporation may initially be offset by expenses associated with reincorporation, such as filing, legal, printing and similar expenses.

What are the Disadvantages of the Reincorporation?

While our board of directors believes the reincorporation is in the best interests of the Company and its stockholders, Delaware and Maryland law differ in some respects.  The rights of stockholders and the powers of management under Maryland and Delaware law are discussed in more detail below.

What are the Material U.S. Federal Income Tax Consequences of the Reincorporation?

Consummation of the reincorporation merger is subject to our receipt of an opinion of our counsel, Clifford Chance US LLP, that the reincorporation will be treated for U.S. federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").  Such opinion will rely on customary representations made by the Company and applicable factual assumptions.  If any of the factual assumptions or representations relied upon in the opinion is inaccurate, the opinion may not accurately describe the U.S. federal income tax treatment of the reincorporation merger, and this discussion may not accurately describe the tax considerations arising from the reincorporation merger. It is possible that the Internal Revenue Service (the "IRS") would challenge the conclusions in the above-described opinion or the statements in this discussion, which do not bind the IRS or the courts, and that a court would agree with the IRS.

Based on the intended qualification of the reincorporation as a "reorganization," no gain or loss will be recognized by the Company for U.S. federal income tax purposes as a result of the reincorporation, and no gain or loss will be recognized for U.S. federal income tax purposes by any stockholder of the Company who receives common stock of ROIC Maryland in exchange for our current Common Stock.  State, local or foreign income tax consequences to stockholders may vary from the U.S. federal tax consequences described above, and stockholders should consult their tax advisors as to the effect of the reincorporation under applicable tax laws.

Does Anything Change With Regard To My Investment in ROIC Stock?

In effect, no.  After the reincorporation, each outstanding share of stock of ROIC Maryland will entitle the holder thereof to voting rights (except as provided under Maryland law as discussed below), dividend rights and liquidation rights equivalent to the rights of holders of our stock prior to the reincorporation.  Our Common Stock is currently trades on the NASDAQ under the symbol "ROIC" and following the reincorporation will continue to trade on the NASDAQ under the same symbol.  The common stock of ROIC Maryland will be deemed registered under the Exchange Act by operation of Exchange Act Rule 12g-3(a).

All shares of ROIC Maryland will be in uncertificated form. If you hold certificated shares of the Company,  it will be necessary to surrender your existing stock certificates. If you hold certificated shares of the Company, the exchange agent will mail a letter of transmittal and instructions to you which will tell you how to surrender your shares of Common Stock in exchange for common stock of ROIC Maryland. Registered stockholders who hold their shares in book-entry form will receive shares of common stock of ROIC Maryland without further action. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the exchange agent without a letter of transmittal. If your shares are certificated, you will not be entitled to receive shares of common stock of ROIC Maryland until you surrender your stock certificate or certificates to the exchange agent, together with a duly completed and executed letter of transmittal and any other documents as may be required by the letter of transmittal.

Will the Company's Business Change After the Reincorporation?

The reincorporation will not result in any change in our name, business, directors, management, fiscal year, assets or liabilities, dividend policies or the location of our principal executive and corporate offices.

How Will the Reincorporation be Accomplished?

Following approval by our stockholders, the reincorporation will become effective when articles of merger and a certificate of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and the Secretary of State of the State of Delaware, respectively.  We anticipate that this filing will be made as soon as practicable after the Annual Meeting.  At the effective time of the merger:

•	The Company will be merged with and into ROIC Maryland, which will be the surviving corporation in the merger.

•	The Company will cease to exist as a Delaware corporation. As a Maryland corporation, the Company will be governed by Maryland law instead of Delaware law.

•	Following the merger, the Company will be governed by the Maryland charter and Maryland Bylaws attached to this proxy statement as Appendix B and Appendix C, respectively.

•	All shares of our Common Stock will be converted automatically into shares of common stock of ROIC Maryland.

•
All options, rights or warrants to purchase shares of our Common Stock immediately prior to the merger will thereafter entitle the holder to purchase a like number of shares of ROIC Maryland's common stock on the same terms without any action on the part of the holder.

The reincorporation is subject to conditions, including approval by the holders of a majority of outstanding shares of our Common Stock entitled to vote on the proposal.  We anticipate that the merger will become effective shortly after stockholder approval.  However, the merger agreement provides that the merger may be abandoned prior to the Effective Time defined in the merger agreement, either before or after stockholder approval, if circumstances arise which, in the opinion of the board of directors of either the Company or ROIC Maryland, make the merger inadvisable.  In addition, the merger agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law.  In the event this proposal is not approved or the merger is not consummated, the Company will continue to operate as a Delaware corporation.

Regulatory Approvals

To our knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the merger will be the filing of the articles of merger with the State Department of Assessments and Taxation of the State of Maryland and the filing of the certificate of merger with the Secretary of State of the State of Delaware.

How Do the Rights of Stockholders and the Corporate Governance of the Company Compare Before and After the Reincorporation?

The Company is currently organized as a corporation under the laws of Delaware.  As a Delaware corporation, the Company is governed by:

•	the Delaware General Corporation Law, which we refer to as the "DGCL";

•	the Company's Certificate of Incorporation; and

•	the Company's Bylaws.

As a Maryland corporation, the Company will be governed by:

•	the Maryland General Corporation Law, which we refer to as the "MGCL";

•	the Maryland charter attached hereto as Appendix B, as further amended from time to time; and

•	the Maryland Bylaws attached hereto as Appendix C, as further amended from time to time.

The material differences between applicable Delaware and Maryland laws and among these various documents are summarized below.  The comparison of rights of the stockholders of the Company before and after the reincorporation below is subject to and qualified in its entirety by reference to the DGCL, the MGCL, the Maryland charter and Bylaws, and the Company's Certificate of Incorporation and Bylaws, copies of which may be obtained from the Company by writing to John B. Roche, our Chief Financial Officer, at Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577.

Capitalization

Delaware.  Our current Certificate of Incorporation authorizes a total of 550,000,000 shares of stock consisting of 500,000,000 shares of Common Stock, $0.0001 par value per share, and 50,000,000 shares of preferred stock, $0.0001 par value per share.  As of March 25, 2011, 42,075,433 shares of our Common Stock were issued and outstanding.  As of the same date, there were no shares of preferred stock outstanding.

Maryland.  The Maryland charter authorizes us to issue a total of 550,000,000 shares of stock consisting of 500,000,000 shares of common stock, $0.0001 par value per share, and 50,000,000 shares of preferred stock, $0.0001 par value per share.  Immediately following the merger, ROIC Maryland will have the same number of shares of common and preferred stock outstanding as the Company had outstanding immediately prior to the merger.

Charter Amendments

Delaware.  The DGCL provides that an amendment to a certificate of incorporation may be adopted by a resolution of the board of directors and approved by the stockholders by a majority of the votes of each class entitled to vote, unless a greater vote is required by a corporation's certificate of incorporation.  The Company's Certificate of Incorporation does not require a greater vote.

Maryland.  Under the MGCL, a Maryland corporation generally cannot amend its charter unless the action is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation's charter. The Maryland charter provides that amendments to our charter (other than amendments to the provisions of the Maryland charter related to the removal of directors and the restrictions on ownership and transfer of our stock, or amendments to the vote required to amend such provisions, which must be approved by at least two-thirds of the votes entitled to be cast on the amendment) generally may be approved by a majority of all of the votes entitled to be cast on the matter.

A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the stockholders, may approve amendments to the charter to increase or decrease the aggregate number of shares of stock that the corporation is authorized to issue or the number of shares of stock of any class or series that the corporation is authorized to issue.  The Maryland charter provides the board of directors with such power.

Classification and Issuance of Stock

The Company's Certificate of Incorporation authorizes our Board of Directors to issue preferred stock from time to time in series or otherwise, subject to the limitations provided by law, to establish and designate series, if any of preferred stock, to fix the number of shares constituting such series, the voting powers, designations and other rights of the shares of preferred stock. The authorized but unissued shares of Common Stock  and preferred stock are available for issuance for general corporate purposes, without stockholder approval.

The Maryland charter provides that our Board of Directors will have the power, without stockholder approval, to authorize us to issue any authorized but unissued shares of stock, to classify any unissued shares of preferred stock and to reclassify any unissued shares of common stock or previously-classified shares of preferred stock into other classes or series of stock.  Before authorizing the issuance of shares of any new class or series, our board of directors must set, subject to the provisions of the Maryland charter relating to the restrictions on ownership and transfer of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption for each class or series of stock.

We believe that the power of the board of directors to amend the Maryland charter to increase or decrease the number of authorized shares of stock, to authorize us to issue additional shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to authorize us to issue the classified or reclassified shares will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.  The additional classes or series, as well as the additional shares of common stock, will be available for issuance without further action by stockholders, unless such approval is required by the rules of any stock exchange on which ROIC Maryland's securities may be listed or traded.  Similar to the power held by the Company’s board of directors, the board of directors of ROIC Maryland has the power to  authorize ROIC Maryland to issue a class or series of stock that could, depending upon the terms of the particular class or series, delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of its common stock or otherwise be in the best interests of ROIC Maryland.

 Amendment to Bylaws

Delaware.  In Delaware, the power to adopt, amend or repeal bylaws rests generally with the stockholders, though such power also may, in the certificate of incorporation, be conferred upon the board of directors.  Such provision conferring this power upon the directors will not limit or divest the power of stockholders to adopt, amend or repeal the bylaws.  Further, a bylaw amendment adopted by stockholders that specifies the votes that are necessary to elect directors may not be further amended or repealed by the board of directors.

Our Certificate of Incorporation and Bylaws provide that our board of directors has the power to amend, repeal or adopt Bylaws by a majority vote of the directors.  Except as otherwise permitted by law, any bylaw adopted by the board of directors may be amended or repealed at a stockholders' meeting by vote of the holders of a majority of the shares entitled, at that time, to vote for the election of directors.  If any bylaw regulating any impending election of directors is adopted, amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

Maryland.  Under Maryland law, an amendment to the bylaws of a corporation requires the approval of the stockholders, unless the charter or bylaws confers the power to amend to the board of directors.  The Maryland Bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Stockholder Action by Written Consent

Under the DGCL and our Bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only if a written consent describing the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Our Bylaws provide that prompt notice of the taking of such action by less than unanimous written consent must be given to the other stockholders to the extent and in the manner required by the laws of Delaware.

Under the MGCL, unless the charter of the corporation provides otherwise, any action required or permitted to be taken by common stockholders entitled to vote generally in the election of directors at a meeting of stockholders may be taken without a meeting only if all stockholders entitled to vote on the matter execute a written consent setting forth the action.  The Maryland charter does not provide for stockholder action by less than unanimous consent.

For publicly traded corporations, stockholder action without a meeting is normally not practicable for either Delaware or Maryland corporations.

Special Stockholder Meetings

Delaware.  Under the DGCL, the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws may call a special meeting of the stockholders.  Stockholders of a Delaware corporation may not call a special meeting unless specifically provided for in the corporation's certificate of incorporation or bylaws.  Our Bylaws provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, by our executive chairman, chief executive officer or president, or by the president at the request in writing of holders of a majority of our outstanding Common Stock.

Maryland.  Under the MGCL, the board of directors, the president and any other person specified in the charter or bylaws may call a special meeting.  Pursuant to the Maryland Bylaws, our executive chairman, our chief executive officer, our president or our board of directors may call a special meeting of stockholders.  Unlike the DGCL, the MGCL specifically empowers stockholders to call a special meeting.  As permitted by the MGCL, the Maryland Bylaws require our corporate secretary to call a special meeting to act on any matter upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting on such matter containing the information required by the Maryland Bylaws.  The secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and delivering the notice of meeting (including our proxy materials), and the requesting stockholder must pay such estimated cost before the secretary is required to prepare and deliver the notice of the special meeting.

Restrictions on Ownership and Transfer of Stock

Delaware.  The DGCL allows restrictions on the transfer of shares under specified circumstances, including restrictions that prohibit or restrict the transfer of the restricted securities to, or the ownership of restricted securities by, designated persons or classes of persons or groups of persons, and such designation is not manifestly unreasonable, and any other lawful restriction.  The following purposes are conclusively presumed to be for a reasonable purpose: (i) to maintain any local, state, federal or foreign tax advantage to the corporation or its stockholders; and (ii) to maintain any statutory or regulatory advantage or complying with any statutory or regulatory requirements under applicable local, state, federal or foreign law.  Our Certificate of Incorporation contains ownership and transfer restrictions designed to preserve the Company's REIT qualification under the Code.

Maryland.  The MGCL expressly authorizes the charter of a Maryland corporation to provide for restrictions on transfer to permit a corporation to qualify as a REIT under the Code or for any other purpose. The Maryland charter contains ownership and transfer restrictions designed to preserve the ROIC Maryland's REIT qualification under the Code which are substantially similar to those contained in the Company's Certificate of Incorporation.

Inspection Rights

Delaware.  The DGCL provides that any stockholder of record, regardless of the number of shares held and how long he or she has held the shares, generally has the right to inspect the corporation's stock ledger, list of stockholders and other books and records, provided he or she has a proper purpose for doing so and satisfies certain procedural requirements.

Our Bylaws provide that the President or agent having charge of the stock transfer books shall, for a period of ten days prior to each meeting of stockholders, keep a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof at the principal place of business of the Company or at the office of the transfer agent or registrar of the Company and such other places as required by statute and must be subject to inspection by any stockholder at any time during usual business hours.  Such list must also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder at any time during the meeting.

Maryland.  Under the MGCL, all stockholders are permitted to view the bylaws, stockholder meeting minutes, annual statements of affairs and voting trust agreements on file at the corporation's principal office within seven days of a request.  A statement of all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request may also be inspected upon 20 days' prior notice by any stockholder.  In addition, stockholders of record for a minimum six months of at least 5% of the outstanding stock of any class of a corporation may: (i) upon written request, inspect and copy during usual business hours the corporation's books of account and stock ledger; (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs; and (iii) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's principal office in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

Number and Election of Directors

Delaware.  The minimum number of directors of a Delaware corporation is one.  The DGCL provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case the number of directors may be changed only by amendment of the certificate of incorporation.  In addition, the DGCL permits a staggered or classified board of directors if a staggered or classified board is provided in the certificate of incorporation or bylaws.  The DGCL provides that directors are to be elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election at a meeting at which a quorum is present, unless the certificate of incorporation or bylaws provide otherwise.

Our Bylaws provide that the number of directors of the corporation, which shall constitute the entire board of directors, shall be fixed from time to time by a vote of a majority of the entire board of directors and shall be not less than one nor more than 13.  Our board of directors is currently comprised of nine directors.  Our Certificate of Incorporation and Bylaws do not provide for a classified board.

Maryland.  Under the MGCL, the minimum number of directors of a Maryland corporation is one.  The number of directors of a Maryland corporation is as provided by the charter until changed by the bylaws.  The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire board of directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but board action may not affect the tenure of office of any director.  In addition, the MGCL permits, but does not require, the board to be classified.  If the directors are divided into classes, the term of office may be provided in the bylaws or in the charter, except that the term of office of a director may not be longer than five years or, except in the case of an initial or substitute director, shorter than the period between annual meetings.  The term of office of at least one class must expire each year.  The MGCL also permits a Maryland corporation, by action of its board of directors and without stockholder approval, and notwithstanding any contrary provision of the charter or bylaws, to elect to be subject to certain provisions of the MGCL, including a provision that requires that the board of directors be divided into classes and that directors cannot be removed without cause.  Unless the charter or bylaws provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

The Maryland charter and Bylaws provide that the number of directors may be established only by the board of directors, and the Maryland Bylaws provide that the number of directors may not be more than 15.  Each of ROIC Maryland's directors is elected by the stockholders to serve until the next annual meeting and until his or her successor is duly elected and qualifies.  Holders of shares of common stock will have no right to cumulative voting in the election of directors.  The Maryland Bylaws provide that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.  Consequently, at each annual meeting of stockholders, the holders of a majority of the shares of common stock entitled to vote will be able to elect all of the directors at any annual meeting.  The directors of ROIC Maryland will be the same as the directors of the Company immediately prior to the merger.

Removal of Directors

Delaware.  Under the DGCL, any number of directors (including the entire board of directors) may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless the certificate of incorporation or bylaws otherwise provide.  If the holders of any class or series are entitled separately to elect one or more directors, a director may not be removed without the affirmative vote of a majority of all outstanding shares of that class or series.  Our Bylaws state that any director may be removed by the affirmative vote of the holders of a majority of all the shares of our stock outstanding and entitled to vote for the election of directors, with or without cause.

Maryland.  The MGCL provides that the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors, unless the charter provides otherwise or the corporation elects to be subject to certain provisions of the MGCL, as discussed below.  Unless the charter provides otherwise, if the holders of any class or series are entitled separately to elect one or more directors, such a director may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series.  The Maryland charter provides that, subject to the rights of any series of preferred stock, a director may be removed with or without cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.  This provision, when coupled with the exclusive power of the board of directors to fill vacancies on the board of directors discussed below, precludes stockholders from (i) removing incumbent directors except upon a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees.

Board Vacancies

Delaware.  Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office.  If the holders of any class or series are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or series may fill a vacancy among the number of directors elected by that class or series.  The appointed director holds office until the next annual meeting held for the election of directors.  If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board, any stockholder(s) holding at least ten percent of the voting stock of the corporation may petition the Delaware Court of Chancery to order an election to be held by the stockholders in order to fill the vacancy, or to replace directors chosen by the directors then in office.  Our Certificate of Incorporation and Bylaws provide that any vacancies in the board of directors may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.  A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.  Our Bylaws also state that the directors may also reduce their authorized number by the number of vacancies in the board, provided such reduction does not reduce the board to less than the minimum authorized by the laws of the State of Delaware.

Maryland.  The Maryland charter provides that, at such time as we are eligible to make the election (which we expect will be upon the closing of the reincorporation merger), we elect to be subject to a provision of the

MGCL that provides that, subject to the terms of any class or series of preferred stock, vacancies on our board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.  See also "—Change In Control—Subtitle 8."

Standard of Conduct

Delaware.  The standards of conduct for directors of a Delaware corporation have developed through written opinions of the Delaware courts in cases decided by them.  Directors of Delaware corporations generally must act in good faith and with due care and loyalty, in a manner that they believe to be in the best interest of the corporation and its stockholders.  The duty of care requires directors to exercise the care that a similarly situated person would exercise under similar circumstances. Directors have a duty to inform themselves prior to making a business decision of all material information reasonably available to them.  Directors should have sufficient information and should critically examine the information they have.  The duty of loyalty requires directors to act in a manner that a director honestly believes to be in the best interest of the corporation and its stockholders, without regard to self-interest.  Under Delaware law, the so-called “business judgment rule” establishes a presumption that acts of a director satisfy the above standards of conduct.  However, this presumption may not be available in the case of decisions of a director of a Delaware corporation that relate to or affect an acquisition or potential acquisition of control of the corporation and Delaware courts under the so-called Unocal decision have subjected such decisions to enhanced judicial scrutiny.

Maryland.  The MGCL requires that a director perform his or her duties:

•	in good faith;

•	in a manner the director reasonably believes to be in the best interests of the corporation; and

•	with the care an ordinarily prudent person in a like position would use under similar circumstances.

The MGCL establishes a presumption that any act of a director satisfies this standard of conduct, and that a director is subject to no higher duty or greater scrutiny than is applied to any other act of a director because an act relates to or affects an acquisition or potential acquisition of control of a corporation.

Advance Notice of Director Nominations and of New Business Proposals

Delaware.  Delaware law sets forth no provisions with respect to advance notice of stockholder nominations and business proposals.  Therefore, any requirements with respect to notice shall be as set forth in the bylaws.  Our Bylaws generally require that a stockholder's notice proposing a nominee for director, or any other matter to be considered at a meeting of the stockholders, must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting.  In addition to meeting the applicable deadline, stockholder proposals must be accompanied by certain information specified in the Bylaws.

Maryland.  Under the MGCL, a Maryland corporation's charter or bylaws may require that a stockholder proposing a nominee for director, or any other matter that would be considered at a meeting of the stockholders, give advance notice to the corporation before a date or within a period of time specified in the charter or bylaws.  If the advance notice requirement is not met, the proposal is not a proper subject of stockholder action at the meeting.

The Maryland Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the notice of the meeting, (ii) by or at the direction of the board of directors or (iii) by a stockholder who is entitled to vote at the meeting on such business or in the election of such nominee and has provided notice to ROIC Maryland within the time period, and containing the information, specified by the advance notice provisions set forth in the Maryland Bylaws.   With respect to annual meetings, the advance notice provisions contained in the Maryland Bylaws generally require that stockholders deliver nominations and new business proposals to the corporation's secretary not earlier than the 150th day or later than 5:00 p.m., Eastern Time, on the

120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting of stockholders.

With respect to special meetings of stockholders, only the business specified in the notice of meeting may be brought before the meeting.  Nominations of individuals for election to ROIC Maryland's board of directors may be made only (i) by or at the direction of the board of directors or (ii) provided that the meeting has been called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting in the election of such nominee and has provided notice to ROIC Maryland within the time period, and containing the information, specified by the advance notice provisions set forth in the Maryland Bylaws.  With respect to special meetings called by the corporation for the purpose of electing one or more individuals to the board of directors, stockholder nominations must be delivered not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

Limitation of Liability and Indemnification of Directors and Officers

Delaware.  Under the DGCL, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with threatened, pending or completed actions, suits or proceedings arising because of the person's relationship to the corporation.  Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.  A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim), except that indemnification only extends to expenses (including attorneys' fees) incurred in the defense or settlement of such a proceeding, and the DGCL requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation.  To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandatory under the DGCL.

The DGCL provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

The DGCL provides that directors of Delaware corporations who approve the payments of unlawful dividends, redemptions or stock purchases are liable to the corporation and creditors for the unlawful portion of the payment, provided that the violation was willful or negligent.  Any director who is held liable for amounts unlawfully paid is entitled to contribution from stockholders who accepted the dividend or asset with knowledge of the violation of the law.  Directors are liable for a period of six years after such event for the full amount plus interest, unless the director recorded his dissent in the corporate minutes.  In Delaware, a corporation may, in its certificate of incorporation, eliminate or limit a director's personal liability to the corporation and its stockholders for monetary damages with certain exceptions, but no such provision may eliminate or limit a director's liability for breaching his duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, approving an unlawful dividend, redemption or stock repurchase, or obtaining an improper personal benefit.

Our Certificate of Incorporation provides that the Company will, to the full extent permitted by the DGCL, indemnify all persons whom it may indemnify pursuant thereto (including directors, officers, employees and agents).  Furthermore, the Certificate of Incorporation provides the Company's directors will not be personally liable to the Company and to its stockholders for monetary damages for breaches of their fiduciary duties as directors, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful dividends, redemptions or stock purchases, or (iv) for any transaction from which the director derived an improper personal benefit.  Our Certificate of Incorporation also eliminates directors' personal liability to the fullest extent permitted by the DGCL.

Maryland.  Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action.  The Maryland charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The MGCL requires corporations (unless the charter provides otherwise, which the Maryland charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity.  The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, ROIC Maryland may not indemnify a director or officer in a suit by or on behalf of ROIC Maryland in which the director or officer was adjudged liable to ROIC Maryland or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received.  A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received.  However, indemnification for an adverse judgment in a suit by or on behalf of ROIC Maryland, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits ROIC Maryland to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by ROIC Maryland; and

•
a written undertaking by the director or officer or on the director's or officer's behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

The Maryland charter provides that ROIC Maryland  shall, to the maximum extent permitted by Maryland law in effect from time to time, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer of the company who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of the company and at ROIC Maryland's request, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

The Maryland charter and Bylaws also permit ROIC Maryland to indemnify and advance expenses to any person who served a predecessor of the company in any of the capacities described above and any employee or agent of the company or a predecessor of the company.

Dividends and Other Distributions

Delaware.  The DGCL provides that, subject to restrictions contained in the certificate of incorporation, the directors of a corporation may declare dividends out of the corporation's surplus or, if there is no surplus, out of the net profits of the corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless the capital of the corporation becomes impaired thereby.  The board of directors may set apart, out of funds available for dividends, reserves for any proper purpose, and dividends may be paid in cash, property or shares of the corporation's capital stock.

Our Bylaws state that dividends and other distributions upon or with respect to outstanding shares of stock of the corporation may be declared by the board of directors at any regular or special meeting, and may be paid in cash, bonds, property, or in stock of the corporation.  The board of directors has full power and discretion, subject to the provisions of the Certificate of Incorporation or the terms of any other corporate document or instrument, to determine what, if any, dividends or distributions shall be declared and paid or made.

Maryland.  The MGCL provides that dividends and other distributions may be declared and paid on the corporation's capital stock as authorized by the board and subject to any restrictions contained in the corporation's charter, provided that no dividends may be paid if, after giving effect to the dividend or other distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the charter permits otherwise, any amount required to be paid to holders of preferred stock in the event of a liquidation of the corporation.  Notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a dividend or other distribution from:  (a) the net earnings of the corporation for the fiscal year in which the dividend or other distribution is made;  (b) the net earnings of the corporation for the preceding fiscal year; or (c) the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

The Maryland Bylaws state that dividends and other distributions may be authorized by the board of directors and may be paid in cash, property or stock of the corporation, subject to the provisions of law and the Maryland charter.  Before payment of any dividends or other distributions, there may be set aside out of any assets of ROIC Maryland available for dividends or other distributions such sum or sums as the board of directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the corporation or for such other purpose as the board of directors shall determine, and the board of directors may modify or abolish any such reserve.

Appraisal Rights

Under the DGCL and the MGCL, stockholders in certain circumstances have the right to dissent from certain corporate reorganizations and mergers provided that statutory procedures are followed.  The reincorporation proposal does not trigger any appraisal rights.  See "—Are There Any Appraisal Rights Offered in the Reincorporation?"

Delaware.  Under the DGCL, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called "appraisal rights"), if they properly follow the statutory procedures for asserting these rights set forth in the DGCL.  However, appraisal rights are not available if, at the record date fixed to determine the stockholders entitled to receive notice of the stockholders' meeting to act upon the agreement of merger or consolidation, the shares were listed on a national securities exchange or held of record by more than 2,000 holders, unless the holders thereof are required by the terms of an agreement of merger of consolidation to accept for such stock anything except (i) shares of stock of the corporation surviving the merger or consolidation, or depository receipts in respect thereof, (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or fractional depository receipts described above, or (iv) any combination of such shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts.  Pursuant to the DGCL, appraisal rights generally are not available in a merger of two corporations where one of the corporations owns at least 90% of the outstanding stock of the other corporation.  Because the Company owns 100% of the outstanding stock of ROIC Maryland, Company stockholders are not entitled to appraisal rights in connection with the reincorporation merger.

Maryland.  Under the MGCL, a stockholder has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if (1) the corporation consolidates or merges with another corporation, (2) the corporation's stock is to be acquired in a statutory share exchange, (3) the corporation transfers all or substantially all of its assets in a manner requiring stockholder approval, (4) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved in the charter of the corporation or (5) the transaction is subject to certain provisions of the Maryland Business Combination Act.

Maryland law provides that a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if, among other things, (1) the stock is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the matter or, in certain mergers, the date notice is given or waived (except certain mergers where stock held by directors and executive officers is exchanged for merger consideration not available generally to stockholders), (2) the stock is that of the successor in the merger, unless either (i) the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so or (ii) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor, (3) the stock is not entitled to vote on the transaction or (4) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder.

The Maryland charter states that stockholders will not be entitled to exercise any rights of an objecting stockholder provided for under the MGCL unless the board of directors determines that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Merger, Consolidation, Share Exchange and Transfer of All or Substantially All Assets

Delaware.  Under the DGCL, the principal terms of a merger are approved by directors and may require the vote of stockholders.  The board of directors of each of two or more corporations must adopt resolutions approving an agreement of merger and declaring the merger advisable.  Generally, the merger agreement must then be approved by the majority vote of the outstanding stock entitled to vote at an annual or special meeting of each corporation.  Some mergers may be accomplished without a vote of stockholders.  For example, no stockholder vote is required for a merger of a subsidiary into its parent, provided that parent owns at least 90% of the outstanding shares of the subsidiary and at least one of the corporations is a Delaware corporation.  A Delaware corporation also may reorganize into a holding company by merging with or into a wholly-owned subsidiary of the holding company without stockholder approval, unless such approval is expressly required by the certificate of incorporation.  In addition, a merger need not be approved by the stockholders of a Delaware corporation surviving a merger if the merger does not reclassify or change the outstanding shares or otherwise amend the certificate of incorporation, and the number of shares to be issued or delivered in the merger is not more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective.  In a transfer of assets, the property and assets of the corporation will be deemed to include the property and assets of any subsidiary of the corporation.  Delaware does not authorize share exchanges.

Maryland.  Under the MGCL, a Maryland corporation generally cannot merge or consolidate with another entity, sell all or substantially all of its assets or engage in a share exchange unless the action is advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation's charter. The Maryland charter provides that these actions may be approved by a majority of all of the votes entitled to be cast on the matter.  Some mergers may be approved without a vote of stockholders.  For example, no stockholder approval is required for a merger of a subsidiary of a Maryland corporation into its parent, provided the parent owns at least 90% of the subsidiary.  In addition, a merger need not be approved by stockholders of a Maryland successor corporation if the merger does not reclassify or change the terms of any outstanding shares, otherwise amend the successor corporation's charter, and the number of shares of each class or series of stock outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective.  A share exchange need be approved by a Maryland successor only by its board and by any other action required by its charter.

Change In Control

Delaware.  Section 203 of the DGCL generally provides that if a person (including any person who is an affiliate or associate of the corporation) acquires 15% or more of the stock of a Delaware corporation, thereby becoming an "interested stockholder," that person may not engage in certain business combinations with the corporation for a period of three years, generally unless one of the following three exceptions applies:

•
the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, prior to the time that the person became an interested stockholder;

•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares are held subject to the plan will be tendered in a tender or exchange offer; or

•
the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested stockholder at an annual or special meeting (and not by written consent).

A Delaware corporation may elect not to be governed by Section 203.  The Company has not made such an election and Section 203 does not apply to the merger of the Company and ROIC Maryland.

Maryland.

Business Combinations.  Under the MGCL, certain "business combinations" (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder.  Thereafter, any such business combination must generally be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation's common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.  A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder.  ROIC Maryland's board of directors may provide that its approval is subject to compliance with any terms and conditions determined by the board.

These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a Maryland corporation's board of directors prior to the time that the interested stockholder becomes an interested stockholder.  Pursuant to the statute, ROIC Maryland's board of directors will by resolution exempt business combinations between ROIC Maryland and any other person, provided, that such business combination is first approved by the board of directors (including a majority of directors who are not affiliates or associates of such person).  As a result, any person described above may be able to enter into business combinations with ROIC Maryland that may not be in the best interest of ROIC Maryland's stockholders, without compliance by ROIC Maryland with the supermajority vote requirements and other provisions of the statute.

The business combination statute may discourage others from trying to acquire control of ROIC Maryland and increase the difficulty of consummating any offer.

Control share acquisitions.  In addition, the MGCL provides that a holder of "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter, excluding shares of stock of the corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors: (i) a person who has made or proposes to make the control share acquisition; (ii) an officer of the corporation; or (iii) an employee of the corporation who is also a director of the corporation.  "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (A) one-tenth or more but less than one-third; (B) one-third or more but less than a majority; or (C) a majority or more of all voting power.  Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation.  A "control share acquisition" means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an "acquiring person statement" as described in the MGCL), may compel ROIC Maryland's board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares.  If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an "acquiring person statement" as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or as of any meeting of stockholders at which the voting rights of such shares are considered and not approved.  If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to exercise or direct the exercise of a majority of all voting power, all other stockholders may exercise appraisal rights.  The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply to (i) shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (ii) acquisitions approved or exempted by the charter or bylaws of the corporation.

The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of ROIC Maryland's stock.  There is no assurance that such provision will not be amended or eliminated at any time in the future.

Subtitle 8.  Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the board of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

The Maryland charter provides that, at such time as ROIC Maryland becomes eligible to make the election (which we expect will be upon the closing of the reincorporation merger), ROIC Maryland elects to be subject to the provisions of Subtitle 8 relating to the filling of vacancies on its board.  As a result of this election, vacancies on ROIC Maryland's board of directors may be filled only by the remaining directors and any directors so elected will serve for the remainder of the full term of the directorship in which the vacancy occurred.  Through provisions in the Maryland charter and Bylaws unrelated to Subtitle 8, ROIC Maryland already (1) will require the affirmative vote of stockholders entitled to cast not less than two-thirds of all of the votes entitled to be cast generally in the election of directors for the removal of any director, which removal may be with or without cause, (2) will vest in the board the exclusive power to fix the number of directorships and (3) will require, unless called by its executive chairman of the board, chief executive officer, president or board of directors, the written request of stockholders entitled to cast a majority of all votes entitled to be cast at such a meeting on such matter to call a special meeting on any matter.

Are There Any Provisions Applicable to Unfriendly Takeover Proposals in the MGCL?

The Maryland charter and Bylaws and Maryland law contain provisions that may delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of ROIC Maryland's common stock or otherwise be in the best interests of ROIC Maryland's stockholders, including the power of the board of directors to classify and reclassify authorized but unissued shares and to authorize ROIC Maryland to issue such shares, business combination provisions, supermajority vote requirements and advance notice requirements for director nominations and stockholder proposals.  Likewise, if the provision in the Maryland Bylaws opting out of the control share acquisition provisions of the MGCL was rescinded or if ROIC Maryland were to opt in to the classified board or other provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.  See " How Do the Rights of Stockholders and the Corporate Governance of the Company Compare Before and After the Reincorporation?—Change In Control."

Are There Any Appraisal Rights Offered in the Reincorporation?

Under Delaware and Maryland law, stockholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the reincorporation or merger.

What is the impact of the reincorporation proposal on the outstanding warrants?

Outstanding warrants to purchase an aggregate of 49,400,000 shares of Common Stock are currently exercisable at an exercise price of $12.00 per share. Upon closing of the reincorporation merger, each outstanding warrant to purchase share of Common Stock of the Company will be converted, without any further act on behalf of the holders of warrants, into the right to purchase an equivalent number of shares of common stock of ROIC Maryland at the same exercise price per share.

What is the Vote Required for Approval of the Reincorporation Proposal?

The reincorporation proposal requires the affirmative vote of the holders of a majority of the shares of our Common Stock entitled to vote at the meeting.  Approval of the reincorporation proposal by our stockholders at the meeting will also constitute approval of the Agreement and Plan of Merger in the form attached to this Proxy Statement as Appendix A, as well as the Maryland charter and Maryland Bylaws attached as Appendix B and Appendix C, respectively.

What is the Recommendation of the Board of Directors?

Our board of directors recommends a vote FOR the approval of this proposal to change the Company's state of incorporation from Delaware to Maryland.  Proxies solicited by our board of directors will be voted FOR this approval, unless otherwise instructed.

4. ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in accordance with SEC rules in this Proxy Statement.  This proposal is commonly known as a "say-on-pay" proposal.  The compensation of our named executive officers as disclosed in this Proxy Statement includes the disclosures under "Compensation Discussion and Analysis," the compensation tables and other narrative executive compensation disclosure in this Proxy Statement, as required by SEC rules.

In considering their vote, stockholders may wish to carefully review the information presented on our compensation policies and decisions regarding our senior executive officers, as disclosed in detail in this Proxy Statement under "Executive Compensation."  Our board of directors believes that our long-term success depends in large measure on the talents of our employees and, as described below under "Executive Compensation—Compensation Discussion and Analysis," we, through our executive compensation programs, seek to attract, motivate and retain top quality senior executives who are committed to our core values of excellence and integrity.  The Compensation Committee's fundamental philosophy is to closely align these compensation programs with the achievement of clear annual and long-term performance goals tied to our financial success and the creation of stockholder value.  The Compensation Committee believes that it is important to create a compensation program that appropriately balances short-term, equity or cash-based compensation with long-term, equity-based compensation.

Our board of directors has determined that the best way to allow stockholders to vote on the compensation of our named executive officers is through the following resolution:

RESOLVED, that the stockholders of the Company advise that they approve, on an advisory basis, the compensation of our named executive officers as disclosed in accordance with Securities and Exchange Commission rules in the Company's Proxy Statement for the Company's 2011 Annual Meeting of stockholders, including the disclosure under "Compensation Discussion and Analysis," the compensation tables and other narrative executive compensation disclosure in the Proxy Statement relating to the Company's 2011 Annual Meeting of stockholders.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as disclosed in accordance with SEC rules in this Proxy Statement.  Although this vote is advisory and non-binding, our board of directors and the Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding compensation of our named executive officers.

Our board of directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in accordance with SEC rules in this Proxy Statement, including the disclosure under "Compensation Discussion and Analysis," the compensation tables and other narrative executive compensation disclosure in this Proxy Statement.  Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed.

5. ADVISORY VOTE ON FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote, on an advisory and non-binding basis, on whether the Company will seek an advisory vote on the compensation of our named executive officers every one, two or three years.  By voting on this proposal, you will be able to specify how frequently you would like us to hold an advisory vote on the compensation of our named executive officers.

After careful consideration, our board of directors has determined that conducting an advisory vote on named executive officer compensation every 3 years is appropriate for the Company and our stockholders at this time.  To facilitate the creation of long-term stockholder value, the Compensation Committee believes that it is important to create a compensation program that appropriately balances short-term, equity or cash-based compensation with long-term, equity-based compensation that incentivizes performance over a multi-year period.  A vote every 3 years will provide stockholders, as well as the Compensation Committee, the ability to evaluate our compensation program over a time period similar to the periods associated with our compensation awards, allowing them to compare our compensation program to the long-term performance of the Company over the same period.  This time period will also allow the Compensation Committee to consider various factors that impact the Company's financial performance, stockholder sentiments and executive pay on a long-term basis, as well as provide sufficient time for implemented changes to take effect and the effectiveness of such changes to be properly assessed.

With respect to the advisory proposal on the frequency of holding future advisory votes on the compensation of our named executive officers, you may vote for "1 YEAR," "2 YEARS" or "3 YEARS" or mark your proxy "ABSTAIN".

Although this proposal is advisory and non-binding, the board of directors and the Compensation Committee value the opinion of our stockholders and will consider the voting results when making decisions regarding the frequency of future advisory votes on the compensation of our named executive officers.  However, because this proposal is non-binding on the Company or our board of directors, our board of directors may decide that it is in the best interest of the Company and our stockholders to hold future advisory votes on the compensation of our named executive officers more or less frequently than as indicated by our stockholders.

Our board of directors recommends that an advisory vote to approve the compensation of our named executive officers be held every "3YEARS."  Proxies solicited by our board of directors will be voted "3 YEARS," unless otherwise instructed.

BOARD AND COMMITTEE MATTERS

Board of Directors

Our board of directors is responsible for overseeing our affairs.  Mark Burton became a member of our board of directors effective November 2, 2010.  Robert C. Baker, William L. Mack and Vincent S. Tese resigned as directors effective July 1, 2010.  Our board of directors conducts its business through meetings and actions taken by written consent in lieu of meetings.  The policy of our board of directors, as set forth in our Corporate Governance Guidelines (the "Guidelines"), is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.  During the year ended December 31, 2010, our board of directors held seven meetings, and each of our directors, other than Vincent S. Tese, attended at least 75% of the meetings that were held during the period in which they served as a director.  Each of our directors who served on a committee of our board of directors attended at least 75% of the meetings of such committee that were held during the period in which they served on such committee, other than Vincent S. Tese who did not attend 75% of Audit Committee meetings.  In 2010, all of the eleven directors then serving on our board of directors attended our 2010 Annual Meeting of Stockholders.

Committees of our Board of Directors

Our board of directors has three standing committees:  the Audit Committee, the compensation committee (the "Compensation Committee") and the Nominating and Corporate Governance Committee.

Audit Committee.  Michael J. Indiveri (Chair), Melvin S. Adess and Charles J. Persico (who joined the Audit Committee effective July 13, 2010) are currently the members of the Audit Committee.  Our board of directors has determined that all of the members of the Audit Committee are independent as required by NASDAQ corporate governance requirements, SEC rules governing the qualifications of audit committee members, the Guidelines, the Independence Standards (as defined below) and the written charter of the Audit Committee.  Our board of directors has also determined, based upon its qualitative assessment of their relevant levels of knowledge and business experience (see "1. Election of Directors—Nominees for Election as Directors" in this Proxy Statement for a description of their respective backgrounds and experience), that Mr. Indiveri qualifies as an "audit committee financial expert" for purposes of, and as defined by, SEC rules and has the requisite accounting or related financial management expertise required by NASDAQ corporate governance requirements.  In addition, our board of directors has determined that all of the members of the Audit Committee are financially literate as required by NASDAQ corporate governance requirements.  The Audit Committee, which met four times during 2010, among other things, acts on behalf of our board of directors to discharge our board of directors' responsibilities relating to our and our subsidiaries' corporate accounting and reporting practices, the quality and integrity of our consolidated financial statements, our compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of our external auditors, the performance of our internal audit function and our policies with respect to risk assessment and risk management.  The Audit Committee is also responsible for approving and reviewing with management and external auditors the interim and audited annual financial statements, meeting with officers responsible for certifying our annual report on Form 10-K or any quarterly report on Form 10-Q prior to any such certification and reviewing with such officers disclosures related to any significant deficiencies in the design or operation of internal controls.  The Audit Committee is charged with periodically discussing with our external auditors such auditors' judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements.  The specific responsibilities of the Audit Committee are set forth in its written charter, a copy of which is available for viewing on our website at www.roireit.net.

Compensation Committee.  Laura H. Pomerantz (Chair), Melvin S. Adess and Edward H. Meyer are currently the members of the Compensation Committee.  Our board of directors has determined that all of the members of the Compensation Committee are independent as required by NASDAQ corporate governance requirements, the Guidelines, the Independence Standards and the written charter of the Compensation Committee.  The Compensation Committee, which met three times during 2010, is responsible for, among other things, overseeing the approval, administration and evaluation of the Company's compensation plans, policies and programs, and reviewing the compensation of our directors and executive officers.  The specific responsibilities of the Compensation Committee are set forth in its written charter, a copy of which is available for viewing on our website at www.roireit.net.

Nominating and Corporate Governance Committee.  Melvin S. Adess (Chair), Edward H. Meyer and Charles J. Persico are currently the members of the Nominating and Corporate Governance Committee.  Our board of directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent as required by NASDAQ corporate governance requirements, the Guidelines, the Independence Standards and the written charter of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, which met four times during 2010, is responsible for, among other things, reviewing and making recommendations to our board of directors on the range of qualifications that should be represented on our board of directors and eligibility criteria for individual board membership, seeking, considering and recommending to our board of directors qualified candidates for election as directors and approving and recommending to the full board of directors succession plans for each of our senior executive officers.  It reviews and makes recommendations on matters involving the general operation of our board of directors and our corporate governance, and recommends to our board of directors nominees for each committee of our board of directors.  In addition, the Nominating and Corporate Governance Committee annually facilitates the assessment of our board of directors' performance as a whole and of the individual directors, and reports thereon to our board of directors.  The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter,  a copy of which is available for viewing on our website at www.roireit.net.

We will provide the written charters of the Audit Committee, Compensation Committee and/or Nominating and Corporate Governance Committee, free of charge, to stockholders who request them.  Requests should be directed to John B. Roche, our Chief Financial Officer, at Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577.  The written charters of the Audit Committee, Compensation Committee and/or Nominating and Corporate Governance Committee are also available for viewing on our website at www.roireit.net.

Audit Committee Report

The Audit Committee has furnished the following report for the 2010 fiscal year.

The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm, and our compliance with related legal and regulatory requirements.  The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm.  The Audit Committee operates under a written charter adopted by our board of directors.

Management is primarily responsible for our financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for the report on our internal control over financial reporting.  Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2010, was responsible for performing an independent audit of (i) our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and (ii) the effectiveness of our internal control over financial reporting and expressing an opinion with respect thereto.  The Audit Committee's responsibility is to oversee and review the financial reporting process and to review and discuss management's report on our internal control over financial reporting.  The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence.  The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.

The Audit Committee held four meetings during 2010.  The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2010.

The Audit Committee reviewed and discussed our ongoing compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's ("PCAOB") Auditing Standard No. 5 regarding the audit of internal control over financial reporting.  The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit.  The Audit Committee reviewed reports and memoranda prepared by Ernst & Young LLP with respect to its audit of our internal control over financial reporting.  The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2010, and the related report prepared by Ernst & Young LLP, with management and Ernst & Young LLP.  The Audit Committee also reviewed and discussed with management and Ernst & Young LLP management's annual report on our internal control over financial reporting.  The Audit Committee discussed with management and Ernst & Young LLP the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC and the processes used to support management's annual report on our internal control over financial reporting.  As a result of these discussions, the Audit Committee believes that we maintain an effective system of accounting controls that allows us to prepare consolidated financial statements that fairly present our financial position and results of our operations.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee reviewed and discussed with Ernst & Young LLP their 2010 audit plan for the Company and their proposed implementation of this plan.  The Audit Committee also discussed with Ernst & Young LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which included a discussion of Ernst & Young LLP's judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting.

The Audit Committee also discussed with Ernst & Young LLP their independence from us.  Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant's communication with the Audit Committee concerning independence and represented that it is independent from us.  When considering the independence of Ernst & Young LLP, the Audit Committee considered if services they provided to us, beyond those rendered in connection with their audit of our consolidated financial statements, their reviews of our interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q and their audit of the effectiveness of our internal control over financial reporting, were compatible with maintaining their independence.  The Audit Committee also reviewed and approved, among other things, the tax and other professional services performed by, and the amount of fees paid for such services to, Ernst & Young LLP.  The Audit Committee received regular updates on the amount of fees and scope of audit, tax and other professional services provided.

Based on the Audit Committee's review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee's role and responsibilities referred to above and in its written charter, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2010 be included in our annual report on Form 10-K filed with the SEC.  The Audit Committee has also recommended the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and is presenting this selection to our stockholders for ratification.

Michael J. Indiveri, Chair

Melvin S. Adess

Charles J. Persico

The foregoing Audit Committee Report shall not be deemed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Each non-employee member of our board of directors is entitled to receive compensation for his or her services as a director in the year ended December 31, 2010 as follows: (i) an annual board fee to our non-employee directors of $25,000 per year; (ii) a fee to our non-employee directors of $1,500 for each board of directors meeting attended in person and $1,000 for each board of directors meeting attended by teleconference; (iii) an annual chair fee of $5,000 per year to each non-employee director acting as the Chair of the Audit Committee, Chair of the Compensation Committee and Chair of the Nominating and Corporate Governance Committee, respectively; (iv) a fee to our non-employee directors of $1,500 for each board of directors committee meeting attended in person and $1,000 for each board of directors committee meeting attended by teleconference; and (v) an annual fee to the non-employee directors serving on the Audit Committee of $2,000 per year.

During 2010, the Compensation Committee engaged FTI Schonbraun McCann Group ("SMG") to serve as its compensation consultant in reviewing and evaluating the Company's director compensation levels and program, with the goal of creating a fair, reasonable and balanced compensation program that closely aligns the interest of our board of directors with those of our stockholders.  SMG received instructions from, and reported to, the Compensation Committee on an independent basis.  The Compensation Committee requested SMG's input on market practices, including peer group pay practices, and developments and trends in director duties, responsibilities and time commitments, and to develop recommendations for director compensation for the 2010 and 2011 year.  The Compensation Committee discussed our director compensation program with SMG, both with and without members of management, on several occasions during 2010 and thereafter, and with the assistance of SMG's recommendations, recommended that our board of directors approve the director compensation program described below.  In addition, the Compensation Committee engaged SMG as its independent compensation consultant to assist the committee on a range of executive compensation matters.  SMG's services to the Compensation Committee are discussed further below.  See "Executive Compensation—Compensation Discussion and Analysis."  Other than as described above, SMG did not provide other services to the Company or any of its affiliates during 2010.

For the year ending December 31, 2011, each non-employee member of our board of directors will be entitled to receive compensation for his or her services as a director as follows: (i) an annual cash retainer of $36,000 per year in cash; (ii) an annual equity award of 2,000 restricted shares of Common Stock ("Restricted Shares"); (iii) a fee to our non-employee directors of $1,500 for each board of directors meeting attended in person and $1,000 for each board of directors meeting attended by teleconference; (iv) a fee to our non-employee directors of $1,500 for each board of directors committee meeting attended in person and $1,000 for each board of directors committee meeting attended by teleconference; and (v) an annual chair fee of $10,000 per year to each non-employee director acting as the Chair of the Audit Committee, Chair of the Compensation Committee and Chair of the Nominating and Corporate Governance Committee, respectively.

The following table summarizes the annual compensation received by our non-employee directors for the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Melvin S. Adess	$61,900	$—	$—	$61,900
Robert C. Baker(3)	25,500	—	—	25,500
Mark Burton(4)	4,052	—	—	4,052
Michael J. Indiveri	57,000	—	—	57,000
William L. Mack(3)	24,500	—	—	24,500
Edward H. Meyer	48,500	—	—	48,500
Lee S. Neibart	39,500	—	—	39,500
Charles J. Persico	49,000	—	—	49,000
Laura H. Pomerantz	42,500	—	—	42,500
Vincent S. Tese(3)	25,900	—	—	25,900

(1)	Amounts in this column represent retainer, annual board of directors fees and annual Chair fees paid to non-employee directors for service in 2010.
(2)
Amounts in this column represent compensation costs recognized by us in 2010 for awards of Restricted Shares based upon the fair value as of the grant dates of such awards determined pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718").

(3)	Effective July 1, 2010, Messrs. Robert C. Baker, Mack and Tese resigned as members of our board of directors.
(4)	On November 2, 2010, our board of directors elected Mark Burton to serve as a member of our board of directors until the Annual Meeting.

Non-employee directors are also eligible to receive grants of stock options ("Options"), Restricted Shares, phantom shares, dividend equivalents or other equity-based grant under our 2009 Equity Incentive Plan (the "2009 Equity Incentive Plan").  Directors who are also our employees are not entitled to receive additional compensation for serving on our board of directors.

INFORMATION REGARDING OUR EXECUTIVE OFFICERS

Our President and Chief Executive Officer is Stuart A. Tanz.  The Executive Chairman of our board of directors is Richard A. Baker.  Our Chief Financial Officer is John B. Roche.  Our Chief Operating Officer is Richard K. Schoebel.  For Messrs. Tanz's and Baker's biographies, please see "1. Election of Directors—Nominees for Election as Directors."  The following sets forth the biographical information for Messrs. Roche and Schoebel as of March 23, 2011.

John B. Roche, 53, has served as our Chief Financial Officer since 2009.  From 2008 to 2009, Mr. Roche was first a consultant and then served as Chief Financial Officer for Gramercy Capital Corp. (NYSE: GKK), where he assisted with Gramercy Capital Corp.'s acquisition of American Financial Realty Trust, a $3.4 billion acquisition of more than 1,000 properties aggregating approximately 27 million square feet of retail and other commercial space in 37 states.  From 2000 to 2007, Mr. Roche was the Executive Vice President and Chief Financial Officer of New Plan Excel Realty Trust, Inc., where his area of responsibility included accounting and finance, treasury, budgeting, IT, human resources and administration functions.  From 1998 to 2000, Mr. Roche was the Senior Vice President of Related Capital Company where he also served as Senior Vice President and Chief Financial Officer for three publicly traded, externally managed and advised real estate entities: Aegis Realty, Inc., an equity shopping center REIT, Charter Municipal Mortgage Acceptance Company, and Mortgage Acceptance Company, a taxable mortgage REIT.  From 1997 to 1998, he was the Vice President and Chief Financial Officer of Emmes Asset Management Corp. & Affiliates and from 1991 to 1997, the Vice President of Finance of Robert Martin Company, where he was responsible for all accounting and finance functions.  Mr. Roche was the Supervising Senior of Kenneth Leventhal & Company from 1987 to 1991, the Assistant Secretary of SEC Reporting, Controllers Division of Irving Trust Company from 1986 to 1987 and the Senior Accountant of Peat Marwick Mitchell & Company from 1984 to 1986.  Mr. Roche received a B.A. in Accounting from Queens College, City University of New York and completed the Executive M.B.A. Program at Columbia University Business School.

Richard K. Schoebel, 45, has served as our Chief Operating Officer since 2009.  Mr. Schoebel most recently served as the Vice President, Property Management for the West Region of Centro Properties Group (US), a retail property specialist with a focus on the ownership, management and redevelopment of community and neighborhood shopping centers, malls and lifestyle centers in the United States.  In this role, he was responsible for 8.9 million square feet of community and neighborhood shopping centers.  From 2007 to 2009, Mr. Schoebel was a Principal and Managing Member of Pacific Spectrum Properties, LLC, a brokerage firm providing leasing, management and consulting services to shopping center owners.  Prior to that, for 12 years he held numerous positions at Pan Pacific Retail Properties, Inc., ultimately serving as Vice President Operations, where he directed the leasing and property management for a portfolio of 38 shopping centers, encompassing 5 million leasable square feet.  Mr. Schoebel has over 18 years of real estate industry experience, specializing in shopping centers.  Mr. Schoebel has operated retail properties in ten states, including California, Washington, Oregon, Nevada, Arizona and Connecticut.  Mr. Schoebel received a B.S. in Management and a minor in Applied Computer Science from Keene State College in New Hampshire.

CORPORATE GOVERNANCE

Role and Leadership Structure of our Board of Directors and Risk Oversight

Pursuant to our Certificate of Incorporation, Bylaws and the Delaware General Corporation Law, our business and affairs are managed under the direction of our board of directors.  Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations.  Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with the Executive Chairman of our board of directors, President and Chief Executive Officer and other executive officers.

We maintain separate roles for our Chief Executive Officer and Executive Chairman of our board of directors.

Our board of directors believes that our board of directors composition protects stockholder interests and provide sufficient independent oversight of our management.  A majority of our current directors are "independent" under NASDAQ corporate governance requirements, as more fully described elsewhere in this Proxy Statement under "Corporate Governance."  The independent directors meet separately from our management on a regular basis at the conclusion of our board of directors' regularly scheduled meetings.  The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of our directors and executive officers and the selection and evaluation of directors.

Each independent director has the ability to add items to the agenda of board of directors meetings or raise subjects for discussion that are not on the agenda for that meeting.  In addition, our board of directors and each board of directors committee has complete and open access to our executive officers.

Our board of directors believes that its majority independent composition and the roles that our independent directors perform provide effective corporate governance at the board of directors level and independent oversight of both our board of directors and our executive officers.  The current leadership model, when combined with the functioning of the independent director component of our board of directors and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.

In connection with its oversight of risk to our business, our board of directors and the Audit Committee consider feedback from our executive officers concerning the risks related to our business, our operations and strategies.  Our executive officers regularly report to our board of directors on risks relating to our property acquisitions, our leverage and hedging policies, our capital availability and our internal control and procedures.  Members of our board of directors routinely meet with our executive officers, as appropriate, in connection with their consideration of matters submitted for the approval of our board of directors and the risks associated with such matters.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics (the "Code of Conduct") that applies to our directors, officers and employees.  The Code of Conduct was designed to assist directors, officers and employees in complying with the law, in resolving moral and ethical issues that may arise and in complying with our policies and procedures.  Among the areas addressed by the Code of Conduct are compliance with applicable laws, conflicts of interest, use and protection of our assets, confidentiality, communications with the public, internal accounting controls, improper influence of audits, records retention, fair dealing, discrimination and harassment, and health and safety.  The Nominating and Corporate Governance Committee is responsible for monitoring our board of directors' governance process and will make recommendations, as appropriate, to the Executive Chairman of our board of directors on governance and related matters.  The Code of Conduct is available for viewing on our website at www.roireit.net.  We will also provide the Code of Conduct, free of charge, to stockholders who request it.  Requests should be directed to John B. Roche, our Chief Financial Officer, at Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577.

Corporate Governance Guidelines

Our board of directors has adopted the Guidelines, which address significant issues of corporate governance and set forth procedures by which our board of directors carries out its responsibilities.  Among the areas addressed by the Guidelines are composition of our board of directors, functions and responsibilities of our board of directors, board of directors committees, director qualification standards, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and the annual performance evaluation review of our board of directors and committees.  The Nominating and Corporate Governance Committee is responsible for annually reviewing the Guidelines and will make recommendations, as appropriate, to the Executive Chairman of our board of directors on governance and related matters.  The Guidelines are available for viewing on our website at www.roireit.net.  We will also provide the Guidelines, free of charge, to stockholders who request them.  Requests should be directed to John B. Roche, our Chief Financial Officer, at Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577.

Director Independence

The Guidelines provide that a majority of the directors serving on our board of directors must be independent as required by NASDAQ corporate governance requirements.  As permitted under the Guidelines, our board of directors has also adopted certain categorical standards (the "Independence Standards") to assist it in making determinations with respect to the independence of directors.  Based upon its review of all relevant facts and circumstances, our board of directors has affirmatively determined that five of our nine current directors, Melvin S. Adess, Michael J. Indiveri, Edward H. Meyer, Charles J. Persico and Laura H. Pomerantz, qualify as independent directors under NASDAQ corporate governance requirements and the Independence Standards.  The Independence Standards are available for viewing on our website at www.roireit.net.

Review and Approval of Related Party Transactions

Our board of directors has adopted written policies and procedures for review, approval and ratification of transactions involving us and "related parties" (directors, executive officers or stockholders beneficially owning 5% or greater of our outstanding Common Stock, or their immediate family members).  The policy covers any related party transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).  A summary of these policies and procedures is set forth below:

Policies

•
Any covered related party transaction must be approved by our board of directors or by a committee of our board of directors consisting solely of disinterested directors.  In considering the transaction, our board of directors or a committee will consider all relevant factors, including, as applicable, (i) our business rationale for entering into the transaction; (ii) the available alternatives; (iii) whether the transaction is on terms comparable to those available to or from third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest; and (v) the overall fairness of the transaction to us.

•	On at least an annual basis, our board of directors or a committee will monitor the transaction to assess whether it is advisable for us to amend or terminate the transaction.

Procedures

•
Management or the affected director or executive officer will bring the matter to the attention of the Chair of the Audit Committee or, if the Chair of the Audit Committee is the affected director, to the attention of the Chair of the Nominating and Corporate Governance Committee.

•	The appropriate Chair shall determine whether the matter should be considered by our board of directors or by a committee of our board of directors consisting solely of disinterested directors.

•
If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction, except that the director shall provide all material information concerning the transaction.

•	The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified as promptly as practicable.

•
If the transaction will be ongoing, our board of directors or a committee of our board of directors consisting solely of disinterested directors may establish guidelines for our management to follow in its ongoing dealings with the related party.  Thereafter, our board of directors or a committee of our board of directors consisting solely of disinterested directors, on at least an annual basis, will review and assess ongoing relationships with the related party to see that they are in compliance with the guidelines and that the transaction remains appropriate.

•	All related party transactions will be disclosed in our applicable filings with the SEC as required under SEC rules.

Identification of Director Candidates

In accordance with the Guidelines and its written charter, the Nominating and Corporate Governance Committee is responsible for identifying director candidates for our board of directors and for recommending director candidates to our board of directors for consideration as nominees to stand for election at our annual meetings of stockholders.  Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the written charter of the Nominating and Corporate Governance Committee.

We seek to have a board of directors representing diverse education and experiences that provide knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company.  The Nominating and Corporate Governance Committee periodically reviews the appropriate skills and characteristics required of our directors in the context of the current composition of our board of directors, our operating requirements and the long-term interests of our stockholders.  In accordance with the Guidelines, directors should possess the highest personal and professional ethics, integrity and values, exercise good business judgment and be committed to representing the long-term interests of the Company and its stockholders.  Directors should also have an inquisitive and objective perspective, practical wisdom and mature judgment.  The Nominating and Corporate Governance Committee reviews director candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals, regardless of gender, age or race, and recommends director candidates based upon contributions they can make to our board of directors and management and their ability to represent our long-term interests and those of our stockholders.

When our board of directors considers adding a member to fill an existing vacancy or newly created position, or any other time the Nominating and Corporate Governance Committee thinks our board of directors should consider adding a member, the Nominating and Corporate Governance Committee identifies and assesses director candidates and makes recommendations to our board of directors based upon the results of such search.  In conducting this assessment, the Nominating and Corporate Governance Committee considers knowledge, experience, skills, diversity and such other factors as it deems appropriate in light of our current needs and those of our board of directors.  The Nominating and Corporate Governance Committee receives input on such director candidates from other directors, including the Executive Chairman of our board of directors, and recommends director candidates to our board of directors for nomination.  The Nominating and Corporate Governance Committee does not solicit director nominations, but will consider recommendations by stockholders with respect to elections to be held at an annual meeting, so long as such recommendations are sent on a timely basis and in accordance with our Bylaws and applicable law.  The Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees.  The Nominating and Corporate Governance Committee may, in its sole discretion, engage one or more search firms and/or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates.  If the Nominating and Corporate Governance Committee engages any such third party, the Nominating and Corporate Governance Committee will have sole authority to approve any fees or terms of retention relating to these services.

Our stockholders of record who comply with the advanced notice procedures set forth in our Bylaws and outlined under the "Submission of Stockholder Proposals" section of this Proxy Statement may nominate director candidates for election to our board of directors.  Stockholder nominations of director candidates at our annual meeting of stockholders must be received not less than 60 days nor more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the day on which notice of the meeting or public disclosure thereof was given or made.  Accordingly, to submit a director candidate for consideration for nomination at our 2012 Annual Meeting of Stockholders, stockholders must submit the recommendation, in writing, by March 6, 2012, but in no event earlier than February 5, 2012.  The written notice must set forth the information required by our Bylaws.  The advanced notice procedures set forth in our Bylaws do not affect the right of stockholders to request the inclusion of proposals in the Company's proxy statement pursuant to SEC rules.  See the "Submission of Stockholder Proposals" section of this Proxy Statement for information regarding providing timely notice of stockholder proposals under SEC rules.

Personal Loans to Executive Officers and Directors

We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.

Director Attendance at Annual Meetings of Stockholders

We have scheduled a board meeting in conjunction with the Annual Meeting and, as set forth in the Guidelines, our policy is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.

Communications with our Board of Directors

Our board of directors has established a process by which stockholders or other interested parties may communicate in writing with the Chair of any committee of the our board of directors or the independent directors of our board of directors as a group.  Any such communication sent by e-mail should be sent to stockholdercommunications@roireit.net.  Any such communications sent by U.S. mail or overnight delivery should be directed to the attention of the Independent Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of the Company, at Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577.  The Company's representative will forward them to the intended recipient(s).  The Company reserved the right to disregard any communication that our Chief Executive Officer determines is unduly hostile, threatening, illegal, does not reasonably relate to the Company or our business, or is similarly inappropriate.  Our Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.  Our board of directors has approved this communication process.

Executive Sessions of Independent Directors

It is the policy of our board of directors, in accordance with the Guidelines, that the independent directors serving on our board of directors meet separately without management (including management directors) in executive session at least four times per year at regularly scheduled meetings of our board of directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of the compensation programs offered to our senior executive officers.  The Compensation Committee is responsible for the administration of our compensation plans, policies and programs and for making recommendations relating to the compensation of our executive officers.  The Compensation Committee endeavors to ensure that the compensation paid to our executive officers is consistent with our overall philosophy on compensation and market practices.

Prior to the consummation of our initial business combination, no compensation of any kind, including finder's and consulting fees, was paid to any of our executive officers or any of their respective affiliates, except as otherwise set forth herein, for services rendered prior to or in connection with activities on our behalf.  However, our executive officers were reimbursed for out-of-pocket expenses incurred with activities on our behalf.  On October 20, 2009, our stockholders and warrantholders approved each of the proposals presented at the special meetings of stockholders and warrantholders, respectively, in connection with the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, with NRDC Capital Management (such transactions, the "Framework Transactions"), which, among other things, set forth the steps to be taken by us to continue our business as a corporation that will elect to qualify as a REIT for U.S. federal income tax purposes, commencing with our taxable year ended December 31, 2010.  The Framework Transactions constituted our initial business combination under our Certificate of Incorporation.  In connection with the Framework Transactions, effective as of October 20, 2009, Messrs. Richard A. Baker, Robert C. Baker, Lee S. Neibart and William L. Mack resigned as our Chief Executive Officer, Vice-Chairman of our board of directors, President and Chairman of our board of directors, respectively, and we entered into employment agreements with each of Stuart A. Tanz, our President and Chief Executive Officer, John B. Roche, our Chief Financial Officer, and Richard A. Baker, the Executive Chairman of our board of directors.  On November 17, 2009, the Company appointed Richard K. Schoebel as our Chief Operating Officer and entered into an employment agreement with Mr. Schoebel that became effective as of November 30, 2009.  Messrs. Baker, Tanz, Roche and Schoebel are referred to herein as the "named executive officers."

Compensation Philosophy and Objectives.  We, through our executive compensation programs, seek to attract, motivate and retain top quality senior executives who are committed to our core values of excellence and integrity.  The Compensation Committee's fundamental philosophy is to closely align these compensation programs with the achievement of clear annual and long-term performance goals tied to our financial success and the creation of stockholder value.

The Compensation Committee's objectives in developing and administering the executive compensation programs are to:

•	Attract, retain and motivate a highly skilled senior executive team that will contribute to the successful performance of the Company;

•	Align the interests of the senior executive team with the interests of our stockholders by motivating executives to increase long-term stockholder value;

•	Provide compensation opportunities that are competitive within industry standards thereby reflecting the value of the position in the marketplace;

•	Set clear performance goals and objectives which provide accountability for our executive officers;

•	Support a culture committed to paying for performance where compensation is commensurate with the level of performance achieved; and

•
Maintain flexibility and discretion to allow us to recognize the unique characteristics of our operations and strategy, and our prevailing business environment, as well as changing labor market dynamics.

The Compensation Committee believes that it is important to create a compensation program that appropriately balances short-term, equity or cash-based compensation with long-term, equity-based compensation.  Our executive officer compensation program includes the following primary components:

•	Base salaries paid in cash which recognize the unique role and responsibilities of a position as well as an individual's performance in that role;

•	Annual awards, which may be paid in cash or stock, which are meant to motivate and reward our short-term financial and operational performance, as well as individual performance; and

•
Long-term equity-based awards which are designed to support our objectives of aligning the interests of executive officers with those of our stockholders, promoting our long-term performance and value creation, and retaining executive officers.

The Compensation Committee is committed to the ongoing review and evaluation of the executive officer compensation levels and program.  It is the Compensation Committee's view that compensation decisions are complex and best made after a deliberate review of Company and individual performance, as well as industry compensation levels.  Consistent with this view, the Compensation Committee generally assesses our performance within the context of the industry's overall performance and internal performance standards and evaluates individual executive officer performance relative to the performance expectations for their respective positions and roles within the Company.  In addition, the Compensation Committee benchmarks, from time to time, the total compensation provided to our executive officers to industry-based compensation practices.  While it is the Compensation Committee's goal to provide compensation opportunities that reflect Company and individual performance and that are competitive within industry standards, a specific target market position for executive officer pay levels has not been established since the Compensation Committee recognizes the challenge in setting executive officer pay levels when the Company is in a period of transition and is rapidly growing as an operating company.

The Compensation Committee may, in its discretion, appoint a compensation consultant to assist the Compensation Committee in reviewing and evaluating the executive officer compensation levels and program, and setting performance goals.  The Compensation Committee consults with compensation consultants, outside counsel, and other advisors as appropriate, in the committee's discretion, to assist in discharging its duties.  Specifically, the Compensation Committee engaged SMG as its independent compensation consultant to assist the committee on a range of executive compensation matters.  SMG's services to the Compensation Committee are discussed further below.

Setting Executive Compensation.  The compensation arrangements with Stuart A. Tanz, our President and Chief Executive Officer, John B. Roche, our Chief Financial Officer, and Richard A. Baker, the Executive Chairman of our board of directors, were initially negotiated at the time of the planning for the Framework Transactions.  Following the closing of the Framework Transactions, the Company appointed Richard K. Schoebel as our Chief Operating Officer.  The compensation arrangements with our existing executive management team were negotiated between the Compensation Committee, or in the case of Mr. Baker, an Executive Chairman Compensation Committee comprised of Messrs. Indiveri, Meyer, Tese and Tysoe and Ms. Pomerantz, and such individuals, taking into consideration each individual's potential value to the Company, and in consultation with Clifford Chance US LLP, outside counsel to the Company.  The focus of the Compensation Committee's process was to (i) align our senior executive compensation programs and policies with our financial performance and, accordingly, the creation of stockholder value, (ii) see that the compensation terms of our executive management team reflected current practices in the marketplace and (iii) reflect the unique risks that members of our executive management team took on in joining the Company prior to the Frameworks Transactions being completed.  The Compensation Committee considered, among other things, the duties and responsibilities associated with this position in order to determine the appropriate compensation offered to Messrs. Tanz, Roche, Baker and Schoebel.  Information with respect to the current employment agreements of our executive officers can be found under "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" of this Executive Compensation section of this Proxy Statement.

The Compensation Committee will, on an ongoing basis, continue to examine and assess our executive compensation practices relative to our compensation philosophy and objectives, as well as competitive market practices and total stockholder returns, and will make or recommend to our board of directors modifications to the compensation programs, as deemed appropriate.  The Compensation Committee engaged SMG in 2010 as its independent compensation consultant to assist the Compensation Committee on a range of director and executive compensation matters.  SMG has not performed other services for us.  Specifically, SMG was engaged to assist the Compensation Committee in considering the framework for executive officers' total compensation for 2010 and base salaries and annual bonus program for 2011, including performance benchmarks and targets.  SMG met with the Compensation Committee on several occasions to discuss guiding principles, competitive market trends, peer group pay practices and other compensation considerations, including the Company's performance in the transitional period following the closing of the Framework Transactions as the Company grew as an operating company and periodic review of the implementation of the Company's strategy to execute its capital markets and acquisition strategy.

The Compensation Committee believes that Company performance is critical in determining an executive’s compensation. In evaluating performance for 2010, the Compensation Committee reviewed the performance evaluations conducted by each of the executives, and the corporate performance memorandum prepared by Mr. Tanz as well as discussing them directly with Mr. Tanz and Mr. Baker.  As a result of this review, in which SMG participated, the Compensation Committee determined that the Company’s and each of the executive officer's performance was very good during 2010. The Compensation Committee also considered the relative value provided by each of the executive officer's towards the success of the Company in 2010, including any special contributions such as Mr. Tanz and Mr. Roche’s contribution to the achievement of the financial goals of the Company during 2010, Mr. Schoebel's contribution with respect to the number of properties acquired by the Company during 2010 and Mr. Baker's efforts to bring acquisition opportunities to the Company consistent with his agreement to first offer any retail property located in the United States that he may discover to the Company prior to taking any interest in such property directly or indirectly for his own account or offering such property to any other person, or entity in which he may have a direct or indirect.  See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" of this Executive Compensation section of this Proxy Statement for more information.

Role of Executive Officers in Compensation Decisions.  The Compensation Committee implements all compensation related to our executive officers and approves recommendations related to incentive compensation for our other employees.  When implementing compensation for our executive officers (other than Mr. Tanz), the Compensation Committee seeks and considers the advice and counsel of Mr. Tanz, our Chief Executive Officer, given his direct day-to-day working relationship with these senior executives, and Mr. Baker, our Executive Chairman.

Elements of Executive Compensation.  The key elements of our executive compensation program include:

•	Base salary;

•	Incentive compensation;

•	Equity grants; and

•	Perquisites and other benefits.

Base Salary

Pursuant to their employment agreements, we provide our executive officers with annual base salaries to compensate them for services provided during the term of their employment.  Our board of directors annually reviews the amount of the annual base salary paid to the named executive officers each year, based upon individual roles and performance and the overall financial and operating performance of the Company, and may provide for increases as it may in its discretion deem appropriate.  The Compensation Committee believes that the annual base salary paid in 2010 to each of our named executive officers reflected the scope of the role and responsibilities of the applicable position, individual performance and experience, and competitive market practices.

The annual base salaries for each of the named executive officers at December 31, 2010 were as follows:

2010 Base Salary
Cash
Stuart A. Tanz	$750,000
John B. Roche	500,000
Richard A. Baker	375,000
Richard K. Schoebel	275,000

Pursuant to their employment agreements, the amount of annual compensation paid to each of the named executive officers may be increased during the term of employment at the discretion of our board of directors.  Our board of directors intends to continue to implement the terms of the employment agreements, including the annual base salary provisions, while remaining open to future annual base salary adjustments in the event our board of directors concludes that the circumstances warrant them.  However, consistent with the Compensation Committee's overall philosophy, we intend that the compensation programs for the named executive officers will emphasize incentive compensation.

Incentive Compensation

Under the terms of their employment agreements, an incentive structure was established for the named executive officers.  As a result, each named executive officer is eligible for an annual bonus of a specified percentage of such named executive officer's annual salary, as determined in the sole discretion of our board of directors or the Compensation Committee, as applicable, based on the named executive officer's performance and the performance of the Company.  The incentive structure provides our board of directors and the Compensation Committee with considerable discretion to establish incentive compensation levels in a manner consistent with its overall compensation philosophy and objectives.

The Compensation Committee focuses on incentive compensation as an integral component of overall compensation.  In reviewing each named executive officer's annual bonus for 2010, the Compensation Committee considered performance benchmarks and targets relating to the Company's earnings, asset growth, diversification of the Company's investor base, stockholder return and the establishment of debt capital as part of the Company's capital structure.  Based upon these considerations, the Compensation Committee recommended bonuses as follows for 2010:

Cash
Stuart A. Tanz	$750,000
John B. Roche	500,000
Richard A. Baker	375,000
Richard K. Schoebel	275,000

Equity Grants

The Compensation Committee believes that equity-based incentives are an effective means of motivating and rewarding long-term Company performance and value creation.  In addition, equity-based incentives appropriately align the interests of management with those of stockholders.  During the fourth quarter of 2009, the Company adopted the 2009 Equity Incentive Plan, as approved by our stockholders.  In accordance with the terms of the 2009 Equity Incentive Plan, employees, non-employee directors, executive officers and other key personnel and service providers of the Company and any of our subsidiaries are eligible to be granted Options, Restricted Shares, share appreciation rights, phantom shares, dividend equivalents and other equity-based awards under the 2009 Equity Incentive Plan.  These equity-based awards will be designed to link executive compensation to our long-term Common Stock performance.  In order to adopt a more formulaic approach to vesting, the Compensation Committee has determined, in consultation with SMG, that in addition to time-based vesting equity awards an appropriate element of equity-based incentives will require the achievement of an overall market-based performance measure, such as total return to stockholders or performance within the Company's peer group.

As of December 31, 2010, the named executive officers held an aggregate of 161,333 Restricted Shares and 235,000 Options.  As reflected in the Summary Compensation Table in this Proxy Statement, no equity grants were made to the named executive officers during 2010.  In addition to the compensation reported in the Summary Compensation Table, in March 2011, the Compensation Committee approved equity incentive awards for 2010 for each named executive officer, as follows:

	Options and Stock Award Granted in 2011
	Option Awards		Restricted Stock Awards
Name	Options Granted (#)	Grant Date Fair Value ($)	Shares Granted (#)	Grant Date Fair Value ($)
Stuart A. Tanz	-	-	125,000	1,281,250
John B. Roche	50,000	106,000	50,000	512,500
Richard A. Baker	-	-	12,500	128,125
Richard K. Schoebel	35,000	74,200	35,000	358,750

Of the restricted stock awards described above, 50% of such awards vest based solely on continued employment over a three-year vesting period and 50% based upon the achievement of specified performance criteria over the three-year vesting period. The performance criteria is based on the Company achieving an 8% annual simple total return to stockholders or performance within the top one-third of the Company’s peer group.

Perquisites and Other Benefits

In general, it is the Compensation Committee's practice to provide limited perquisites and other benefits to the named executive officers.  We provide each of Messrs. Tanz, Roche and Schoebel with an automobile allowance of $1,500 per month, but do not reimburse the named executive officers for clubs, financial planning or items of a similar nature.

Messrs. Tanz, Roche and Schoebel are eligible to participate in our employee health and welfare benefit programs.   The attributed costs of these benefits for the named executive officers for the fiscal year ended December 31, 2010, are included in the Summary Compensation Table under the column entitled "All Other Compensation" and the related footnote.  Further, in accordance with the Code of Conduct, we do not make any loans to, or guarantee any personal loans of, any of our employees, including the named executive officers.

As discussed above in this Compensation Discussion and Analysis, we have entered into employment agreements with each of the named executive officers.  These employment agreements are designed to promote our stability and continuity of senior leadership.  Information with respect to applicable severance payments under these agreements for the named executive officers is provided under the section "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" of this Executive Compensation section of this Proxy Statement.

Deductibility of Executive Compensation.  The Compensation Committee has determined to maximize the tax deductibility of compensation payments to our executive officers under Section 162(m) of the Code and the regulations thereunder.  Section 162(m) imposes an annual individual limit of $1 million on the deductibility of our compensation payments to executives.  Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied.  In this regard payments to our executives are not generally designed to satisfy such requirements. The Compensation Committee may, however, authorize payments to executives that may not be fully deductible if it believes such payments are in our interests and that of our stockholders.

Other Tax and Accounting Implications.  The American Jobs Creation Act of 2004 affects the tax rules applicable to nonqualified deferred compensation arrangements.  The Company believes that it is operating in good faith compliance with these statutory provisions and all subsequent regulatory authority and that the employment agreements of all of our executive officers and the 2009 Equity Incentive Plan comply with Section 409A of the Code.

Compensation Committee Report

The Compensation Committee evaluates and establishes compensation for our senior executive officers and administers our 2009 Equity Incentive Plan.  While management has the primary responsibility for our financial reporting process, including the disclosure of executive compensation, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.  The Compensation Committee is satisfied that the Compensation Discussion and Analysis fairly represents the philosophy, intent and actions of the Compensation Committee with regard to executive compensation.  The Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Laura H. Pomerantz, Chair

Melvin S. Adess

Edward H. Meyer

The foregoing Compensation Committee Report shall not be deemed under the Securities Act or the Exchange Act to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

Compensation of Executive Officers

The following table summarizes the annual compensation received by the named executive officers for the years ended December 31, 2010, 2009 and 2008. In accordance with SEC regulations, next year's proxy statement will report restricted stock and option grants that were recently granted in 2011 in connection with services in 2010. Please refer to the Compensation Discussion and Analysis for further discussion of the stock and option grants in 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(1)(3)	Option Awards ($)(1)(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)(6)(7)	Total ($)
Stuart A. Tanz,	2010	$750,000	$750,000	—	—	$—	$22,783	$1,522,783
President and	2009	272,000	218,750	1,025,000	218,000	—	2,279	1,736,029
Chief Executive Officer	2008	—	—	—	—	—	—	—
John B. Roche,	2010	500,000	500,000	—	—	—	22,783	1,022,783
Chief Financial Officer	2009	145,833	145,833	512,500	109,000	—	2,279	915,445
	2008	—	—	—	—	—	—	—
Richard A. Baker,	2010	375,000	375,000	—	—	—	—	750,000
Executive Chairman of our board of directors and Former Chief Executive Officer	2009	109,856	109,375	512,500	109,000	—	—	840,731
	2008	—	—	—	—	—	1,746	1,746

Richard K. Schoebel,	2010	275,000	275,000	—	—	—	22,783	572,783
Chief Operating Officer	2009	31,792	23,681	364,000	75,600	—	1,709	496,782
	2008	—	—	—	—	—	—	—

(1)
Material terms of the employment agreements of the named executive officers are provided under "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" of this Executive Compensation section of this Proxy Statement.

(2)
Amounts in this column represent the cash component of the 2009 bonus awards that were paid to the named executive officers on March 15, 2010  and the 2010 bonus awards that were paid to the named executive officers on March 4, 2011.

(3)	Amounts in this column represent compensation costs for awards of Restricted Shares based upon the fair value as of the grant date of such awards determined pursuant to FASB ASC Topic 718.
(4)	Amounts in this column represent compensation costs for awards of Options based upon the fair value as of the grant date of such awards determined pursuant to FASB ASC Topic 718.

(5)	Amounts in this column represent all other compensation received by the named executive officers during 2010.

	Health Insurance	401(k) Plan Company Match	Disability and Life Insurance	Dental Insurance	Total
	($)	($)	($)	($)	($)
Stuart A. Tanz	$20,511	$—	$—	$2,272	$22,783
John B. Roche	20,511	—	—	2,272	22,783
Richard A. Baker	—	—	—	—	—
Richard K. Schoebel	20,511	—	—	2,272	22,783

(6)	Amounts in this column represent all other compensation received by the named executive officers during 2009.

	Health Insurance	401(k) Plan Company Match	Disability and Life Insurance	Dental Insurance	Total
	($)	($)	($)	($)	($)
Stuart A. Tanz	$2,279	$—	$—	$—	$2,279
John B. Roche	2,279	—	—	—	2,279
Richard A. Baker	—	—	—	—	—
Richard K. Schoebel	1,709	—	—	—	1,709

(7)	No other compensation was received by the named executive officers during 2008.

Grants of Plan-Based Awards

There were no plan-based awards granted to the named executive officers during the year ended December 31, 2010. In accordance with SEC regulations, next year's proxy statement will report restricted stock and option grants that were recently granted in 2011 in connection with services in 2010. Please refer to the Compensation Discussion and Analysis for further discussion of the stock and option grants in 2011.

Outstanding Equity Awards

The following table summarizes all outstanding equity awards held by the named executive officers on December 31, 2010.

Outstanding Equity Awards at Fiscal 2010 Year-End

	Option Awards			Stock Awards
Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Stuart A. Tanz	100,000	$10.25	10/20/2019	—	$—
	—	—	—	66,667 (2)	660,670
John B. Roche	50,000	10.25	10/20/2019	—	—
	—	—	—	33,333 (2)	330,330
Richard A. Baker	50,000	10.25	10/20/2019	—	—
	—	—	—	33,333(2)	330,330
Richard K. Schoebel	35,000	10.40	12/9/2019	—	—
	—	—	—	28,000 (3)	277,480

(1)
For purposes of this table, the market value of the Restricted Shares is deemed to be $9.91 per share, the closing price of the Common Stock reported on NASDAQ on December 31, 2010 (the last trading day of the year).

(2)
These Restricted Share awards were granted on October 20, 2009.  One-third of these Restricted Shares vested and became exercisable on October 20, 2010. Assuming continued employment with us, the remaining Restricted Shares are scheduled to vest and become exercisable in equal installments on October 20, 2011 and 2012.

(3)
This Restricted Share award was granted on December 9, 2009.  One-fifth of these Restricted Shares vested and became exercisable on December 9, 2010. Assuming continued employment with us, the remaining Restricted Shares are scheduled to vest and become exercisable in equal installments on December 9, 2011, 2012, 2013 and 2014.

Our executive officers did not receive any grants of option awards or unvested stock awards during 2010.  In addition, we did not grant stock options, stock appreciation rights or similar instruments.

Option Exercises and Stock Vested

The following table summarizes certain information regarding options exercised and stock awards vested with respect to the named executive officers during the year ended December 31, 2010.

	Option Exercises and Stock Vested in 2010
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stuart A. Tanz	—	$—	33,333	$323,674
John B. Roche	—	—	16,667	161,837
Richard A. Baker	—	—	16,667	161,837
Richard K. Schoebel	—	—	7,000	70,350

Summary of the 2009 Equity Incentive Plan

The following is a summary of the 2009 Equity Incentive Plan, a copy of which is attached as Annex G to the Company's definitive proxy statement on Schedule 14A filed with the SEC on October 5, 2009, and is incorporated by reference into this Proxy Statement.  The rights and obligations of the Company are governed by the express terms and conditions of the 2009 Equity Incentive Plan and not by this summary.  This summary and the summaries of the 2009 Equity Incentive Plan elsewhere in this Proxy Statement may not contain all of the information about the 2009 Equity Incentive Plan that is of importance to you and are qualified in their entirety by reference to the complete text of the 2009 Equity Incentive Plan.  We encourage you to read the 2009 Equity Incentive Plan carefully and in its entirety for a more complete understanding of the 2009 Equity Incentive Plan.

Administration

The Compensation Committee has been appointed by our board of directors to administer the 2009 Equity Incentive Plan and has full authority to administer and interpret the 2009 Equity Incentive Plan, to authorize the granting of awards, to determine the eligibility of directors, officers, consultants and other key personnel and service providers, to determine the number of shares of Common Stock to be covered by each award (subject to the individual participant limitations provided in the 2009 Equity Incentive Plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the 2009 Equity Incentive Plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2009 Equity Incentive Plan or the administration or interpretation thereof.  In connection with this authority, the Compensation Committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse.  The 2009 Equity Incentive Plan is administered by the Compensation Committee consisting solely of non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Code and intend that grant be exempt from the restriction of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Code.

Eligibility

All of our employees, non-employee directors, executive officers, consultants and other key personnel and service providers as well as our subsidiaries and any of our affiliates are eligible to receive awards under the 2009 Equity Incentive Plan.  Each member of our Compensation Committee, which administers the 2009 Equity Incentive Plan, is both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code.

Authorization

Our 2009 Equity Incentive Plan provides for grants of Restricted Shares and other equity-based awards up to an aggregate of 7.5% of the issued and outstanding shares of Common Stock at the time of the award, subject to a ceiling of 4 million shares available for issuance under the 2009 Equity Incentive Plan.  In addition, subject to adjustment upon certain corporate transactions or events, incentive Options ("ISOs") for more than 400,000 shares of Common Stock over the life of the 2009 Equity Incentive Plan may not be granted.  If an Option or other award granted under the 2009 Equity Incentive Plan expires or terminates, the shares subject to any portion of the award that expires, forfeits or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards.  Unless previously terminated by our board of directors, no new award may be granted under the 2009 Equity Incentive Plan after the tenth anniversary of the date that such plan was initially approved by our board of directors.  No award may be granted under our 2009 Equity Incentive Plan to any person who, assuming exercise of all Options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of Common Stock, subject to certain exceptions approved by our board of directors.

Section 162(m) of the Code limits publicly held companies to an annual deduction for U.S. federal income tax purposes of $1 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief executive officer or the chief financial officer) determined at the end of each year, referred to as covered employees.  However, performance-based compensation is excluded from this limitation.  The 2009 Equity Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under the 2009 Equity Incentive Plan that awards qualify for this exception.  The 2009 Equity Incentive Plan provides that no participant in the plan will be permitted to acquire, or will have any right to acquire, shares thereunder if such acquisition would be prohibited by the ownership limits contained in our Certificate of Incorporation or would impair our ability to qualify or remain qualified as a REIT.

Options

The terms of specific Options, including whether Options shall constitute "incentive stock options" for purposes of Section 422(b) of the Code, shall be determined by the Compensation Committee.  The exercise price of an Option shall be determined by the Compensation Committee and reflected in the applicable award agreement.  The exercise price with respect to ISOs may not be lower than 100% (110% in the case of an ISO granted to a 10% stockholder, if permitted under the plan) of the fair market value of Common Stock on the date of grant.  Each Option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an ISO granted to a 10% stockholder, if permitted under the plan).  Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee.

Share Awards

The 2009 Equity Incentive Plan also provides for the grant of share awards.  A Restricted Share award is an award of shares of Common Stock that is subject to restrictions on transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant.  Grants of Restricted Shares will be subject to vesting schedules as determined by the Compensation Committee.  The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine.  A participant granted Restricted Shares has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the Restricted Shares.  Although dividends may be paid on Restricted Shares, whether or not vested, at the same rate and on the same date as on shares of Common Stock, holders of Restricted Shares are prohibited from selling such shares until they vest.

Share Appreciation Rights

Share appreciation rights, when issued, will reduce the number of shares available for grant under the 2009 Equity Incentive Plan and will vest as provided in the applicable award agreement.  Share appreciation rights represent a right to receive the fair market value of a share of Common Stock, or, if provided by the Compensation Committee, the right to receive the fair market value of a share of Common Stock in excess of a base value established by the Compensation Committee at the time of grant.  Share appreciation rights may generally be settled in cash or by transfer of shares of Common Stock (as may be elected by the participant or the Compensation Committee, as may be provided by the Compensation Committee at grant).  The Compensation Committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the share appreciation rights installments over a period not to exceed ten years.

Phantom Shares

Phantom shares, when issued, will reduce the number of shares available for grant under the 2009 Equity Incentive Plan and will vest as provided in the applicable award agreement.  A phantom share represents a right to receive the fair market value of a share of Common Stock, or, if provided by the Compensation Committee, the right to receive the fair market value of a share of Common Stock in excess of a base value established by the Compensation Committee at the time of grant.  Phantom shares may generally be settled in cash or by transfer of Common Stock (as may be elected by the participant, in accordance with procedures established by the Compensation Committee, or us, as may be provided by the Compensation Committee at grant).

Dividend Equivalents

A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock otherwise subject to an award.  The Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of Common Stock.  The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

Other Equity-Based Awards

The 2009 Equity Incentive Plan authorizes the granting of other awards based upon shares of Common Stock (including the grant of securities convertible into shares of Common Stock and share appreciation rights and LTIP units), subject to terms and conditions established at the time of grant.

LTIP units are a special class of partnership interests in our operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (our "operating partnership").  Each LTIP unit awarded under the 2009 Equity Incentive Plan will be equivalent to an award of one share of Common Stock under the 2009 Equity Incentive Plan, reducing the number of shares available for other equity awards on a one-for-one basis.  We will not receive a tax deduction for the value of any LTIP units granted under the 2009 Equity Incentive Plan.  The vesting period for any LTIP units, if any, will be determined at the time of issuance.  LTIP units, whether vested or not, will receive the same per unit profit distributions as units of our operating partnership, which profit distribution will generally equal per share distributions on shares of Common Stock.

Change of Control

Upon a change of control (as defined in the 2009 Equity Incentive Plan), the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change of control, but only if the Compensation Committee determines that the adjustments do not have a substantial adverse economic impact on the participants (as determined at the time of the adjustments) and may among other things accelerate vesting or forfeiture of unvested awards in connection with such event.

Amendment; Termination

Our board of directors may amend, suspend, alter or discontinue the 2009 Equity Incentive Plan but cannot take any action that would impair the rights of a participant without such participant's consent.  To the extent necessary and desirable (including as required by law or any stock exchange rules), our board of directors must obtain approval of our stockholders for any amendment that would:

•	other than through adjustment as provided in the 2009 Equity Incentive Plan, increase the total number of shares of Common Stock reserved for issuance under the 2009 Equity Incentive Plan; or

•	change the class of officers, directors, employees, consultants and advisors eligible to participate in the 2009 Equity Incentive Plan.

The Compensation Committee or our board of directors may amend the terms of any award granted under the 2009 Equity Incentive Plan, prospectively or retroactively, except that no amendment may adversely affect the rights of any participant with respect to awards previously granted, unless such amendments are in connection with applicable laws, without his or her consent.

As of the Record Date, under our 2009 Equity Incentive Plan, there were outstanding (i) Options to acquire (a) a total of 200,000 shares of Common Stock at a purchase price of $10.25 per share, (b) a total of 35,000 shares of Common Stock at a purchase price of $10.40 per share, and (c) a total of 103,500 shares of Common Stock at a purchase price of $10.88 per share and (ii) a total of 437,333 Restricted Shares still subject to forfeiture.  During 2010, no Options were exercised and no outstanding Options for any of the named executive officers were repriced.  As of the Record Date, 3,100,500 shares of Common Stock remained available for grant to eligible participants under our 2009 Equity Incentive Plan.

Pension Benefits

The named executive officers received no benefits in 2010 from us under defined pension or defined contribution plans.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We have employment agreements with each of the named executive officers.  As described below, these employment agreements provide the named executive officers with, among other things, base salary, bonus and certain payments at, following and/or in connection with certain terminations of employment or a change-in-control involving the Company.  As used below, the terms "Cause," "Change in Control," "Death," "Disability" and "Good Reason" shall have the respective meanings set forth in the applicable employment agreements.

Stuart A. Tanz.  Mr. Tanz's employment agreement, which became effective as of October 20, 2009 and is scheduled to expire on October 20, 2012, provides that he will serve as our Chief Executive Officer and President for an initial term of three years, with automatic renewal for additional one-year terms unless we give prior written notice of non-renewal at least six months prior to the end of the then current term.  Mr. Tanz is entitled to an annual base salary of $750,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 200% of his then annual base salary, as determined in the sole discretion of our board of directors and based on Mr. Tanz's performance and the performance of the Company.  Mr. Tanz's employment agreement provided for grant of 100,000 Restricted Shares and 100,000 Options, each vesting in equal installments on the first three anniversaries of the grant date thereafter.  Mr. Tanz is entitled to participate in all of our employee benefit plans and programs or other welfare benefit programs as made generally available to other senior executives.  Mr. Tanz is also entitled to (i) reimbursement for reasonable business expenses; (ii) automobile allowance of $1,500 per month; and (iii) $20,000 per month living allowance for six months commencing November 1, 2009, grossed-up to cover his income taxes (federal, state and local) incurred by him on the receipt of the living allowance payments.

Mr. Tanz's employment agreement provides that if his employment is terminated (i) by us without Cause, (ii) by Mr. Tanz for Good Reason, (iii) upon non-renewal of the employment term by us, (iv) by reason of Mr. Tanz's death or Disability, or (v) by Mr. Tanz for any or no reason within the 12 month period following a Change in Control, he will be entitled to receive a lump sum payment equal to (A) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (B) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Tanz's then annual salary), and (C) automobile allowance for one year.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.  To the extent that any of the foregoing payments so made constitutes an "excess parachute payment" under certain tax laws, rules and regulations, we will pay to Mr. Tanz such additional cash amounts as are necessary to put him in the same after-tax position as he would have been in had such payments not given rise to any applicable excise tax, penalties or interest.  Mr. Tanz is also entitled to receive reimbursement for reasonable out-of-pocket direct expenses incurred by him in connection with his participation in the Framework Transactions.

Mr. Tanz has also agreed that he will not (i) compete with us (ii) solicit our employees, agents or independent contractors; or (iii) solicit or intentionally interfere with our customer or client relationships for the period commencing on the date of the agreement and ending one year following the date upon which Mr. Tanz ceases to be an employee of the Company and our affiliates.  His employment agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

John B. Roche.  Mr. Roche's employment agreement, which became effective as of October 20, 2009 and is scheduled to expire on October 20, 2012, provides that he will serve as our Chief Financial Officer for an initial term of three years, with automatic renewal for additional one-year terms unless we give prior written notice of non-renewal at least six months prior to the end of the then current term.  Mr. Roche is entitled to a base salary of $500,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 200% of his then annual base salary, as determined in the sole discretion of our board of directors and based on Mr. Roche's performance and the performance of the Company.  Mr. Roche's employment agreement provided for the grant of 50,000 Restricted Shares and 50,000 Options, each vesting in equal installments on the first three anniversaries of the grant date thereof.  Mr. Roche is also entitled to participate in all of our employee benefit plans and programs on substantially the same terms and conditions as other senior executives.  Mr. Roche is entitled to (i) reimbursement for reasonable business expenses; and (ii) an automobile allowance of $1,500 per month.

Mr. Roche's employment agreement provides that if Mr. Roche's employment is terminated by reason of his death or Disability, he will be entitled to receive a lump sum payment equal to (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) his annual salary and (y) an amount equal to the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to one times 50% of Mr. Roche's then annual salary), and (iii) automobile allowance for one year.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.  Additionally, if Mr. Roche's employment is terminated (i) by us without Cause, (ii) by Mr. Roche for Good Reason, (iii) upon non-renewal of the employment term by us, or (iv) by Mr. Roche for any or no reason within the 12 month period following a Change in Control, a lump sum payment equal to (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Roche's then annual salary), and (iii) automobile allowance for one year.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.

Mr. Roche has also agreed that he will not, for the period commencing on the date of the agreement and ending (i) six months following the date upon which Mr. Roche ceases to be an employee of the Company and our affiliates, compete with us, or (ii) one year following the date upon which Mr. Roche ceases to be an employee of the Company and our affiliates, (A) solicit our employees, agents or independent contractors, or (B) solicit or intentionally interfere with our customer or client relationships.  Mr. Roche's employment agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

We also entered into a letter agreement with Mr. Roche under which we agreed to (i) indemnify Mr. Roche against any and all losses, expenses, damages, liabilities, investigations, claims or proceedings for a breach or alleged breach of certain non-competition restrictions set forth in the agreements with Mr. Roche's prior employer, and (ii) reimburse Mr. Roche for reasonable out-of-pocket direct expenses incurred in connection with his participation in the Framework Transactions.

Richard A. Baker.  Mr. Baker's employment agreement provides that he will serve as Executive Chairman of our board of directors.  His employment with the Company is "at will."  Mr. Baker is entitled to an annual base salary of $375,000, subject to annual review and upward adjustment, and an annual bonus to be determined in the sole discretion of the Company and based on Mr. Baker's performance and the performance of the Company.  Mr. Baker's employment agreement provided for the grant of 50,000 Restricted Shares and 50,000 Options, each vesting in equal installments on the first three anniversaries of the grant date thereof.  Mr. Baker is also entitled to (i) reimbursement for reasonable business expenses and (ii) an annual travel allowance to be determined annually by the Compensation Committee in consultation with Mr. Baker.

Mr. Baker has agreed that he will not solicit our employees, agents or independent contractors for the period commencing on the date of the employment agreement and ending one year following the date upon which Mr. Baker ceases to be an employee of the Company and our affiliates.  In addition, if Mr. Baker terminates his employment with us other than for Good Reason (generally defined under his employment agreement to include a (i) material reduction of Mr. Baker's authority, duties and responsibilities, or the assignment to Mr. Baker of duties materially inconsistent with his position, or (ii) failure to pay amounts when due to Mr. Baker under his employment agreement which is not cured within 30 days after written notice to the Company), then Mr. Baker agrees not to become a senior executive officer of a U.S. based, publicly-traded, necessity based, retail REIT during the period ending one year following the date upon which he ceases to be an employee of the Company and our affiliates.  In addition, Mr. Baker has agreed that he will first offer any retail property located in the United States that he may discover to us prior to taking any interest in such property directly or indirectly for his own account or offering such property to any other person, or entity in which he may have a direct or indirect interest.  Mr. Baker's employment agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

Richard K. Schoebel.  Mr. Schoebel's employment agreement provides that he will serve as our Chief Operating Officer for an initial term of three years, with automatic renewal for additional one-year terms unless we give prior written notice of non-renewal at least six months prior to the end of the then current term.  Mr. Schoebel is entitled to a base salary of $275,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 100% of his then annual base salary, as determined in the sole discretion of our board of directors and based on Mr. Schoebel's performance and the performance of the Company.  Mr. Schoebel's employment agreement provides for the grant of 35,000 Restricted Shares and 35,000 Options, each vesting in equal installments on the first five anniversaries of the grant date thereof.  Mr. Schoebel is also entitled to participate in all of our employee benefit plans and programs on substantially the same terms and conditions as other senior executives.  Mr. Schoebel is also entitled to (i) reimbursement for reasonable business expenses; (ii) an automobile allowance of $1,500 per month; (iii) six months of living allowance of $5,000 per month and (iv) reimbursement for up to $20,000 in moving and travel relocation expenses actually paid or incurred by Mr. Schoebel, the unamortized portion of which Mr. Schoebel will be obligated to refund to the Company in the event he voluntarily terminates his employment with us during the initial 24 months of employment.

Mr. Schoebel's employment agreement provides that if Mr. Schoebel's employment is terminated by reason of his death or Disability, he will be entitled to receive a lump sum payment equal to, (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) his annual salary and (y) an amount equal to the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to one times 50% of Mr. Schoebel's then annual salary), and (iii) automobile allowance for one year. In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.  Additionally, if Mr. Schoebel's employment is terminated (i) by us without Cause, (ii) by Mr. Schoebel for Good Reason, (iii) upon non-renewal of the employment term by us, or (iv) by Mr. Schoebel for any or no reason within the 12 month period following a Change in Control, a lump sum payment equal to, (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Schoebel's then annual salary), and (iii) automobile allowance for one year.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.

Mr. Schoebel has also agreed that he will not, for the period commencing on the date of the agreement and ending (i) six months following the date upon which Mr. Schoebel ceases to be an employee of the Company and our affiliates, compete with us, or (ii) one year following the date upon which Mr. Schoebel ceases to be an employee of the Company and our affiliates, (A) solicit our employees, agents or independent contractors, or (B) solicit or intentionally interfere with our customer or client relationships.  Mr. Schoebel's employment agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised solely of independent directors: Laura H. Pomerantz (Chair), Melvin S. Adess and Edward H. Meyer.  No member of the Compensation Committee is or was an employee or officer of the Company or had any relationships requiring disclosure under the rules and regulations of the Exchange Act.  Other than as disclosed below, there are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.

Richard A. Baker, the Executive Chairman of our board of directors serves as a director and executive officer of National Realty & Development Corp., of which Robert C. Baker, his father and who resigned as a member of our board of directors effective July 1, 2010, is Chairman and Chief Executive Officer.  National Realty & Development Corp. is a privately-held company wholly-owned by Messrs. Bakers, who together make compensation decisions with respect to such company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of the outstanding shares of Common Stock ("10% Holders") to file with the SEC and NASDAQ initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Directors, executive officers and 10% Holders are required by the SEC's regulations to furnish us with copies of all Section 16(a) forms and amendments thereto filed during any given year.

Based on the review of copies of the Section 16(a) reports and amendments thereto furnished to us and written representations from our directors, executive officers and 10% Holders that no other reports were required to be filed, we believe that for the year ended December 31, 2010 our directors, executive officers and 10% Holders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 7, 2009, we entered into the Framework Agreement with NRDC Capital Management, an entity owned and controlled by and two of our current directors, Lee S. Neibart and Richard A. Baker, who is also the Executive Chairman of our board of directors, and two of our former directors, William L. Mack, Robert C. Baker, which, among other things, set forth the steps to be taken by us to continue our business as a corporation that will elect to qualify as a REIT for U.S. federal income tax purposes, commencing with our taxable year ended December 31, 2010.

On October 20, 2009, we also entered into Corporate Opportunity Agreements with each of Robert C. Baker and William L. Mack.  Pursuant to the Corporate Opportunity Agreements, we renounce any right, interest or expectancy with respect to any investment or activity undertaken by Messrs. Baker or Mack, as applicable, and Messrs. Baker or Mack, as applicable, will not be obligated to communicate, offer or present any potential transaction, matter or opportunity to us, except, in each case, if the applicable transaction, matter or opportunity is offered to Messrs. Baker or Mack, as applicable, solely and expressly by virtue of Messrs. Baker or Mack, as applicable, being a member of our board of directors.

On October 20, 2009, we also entered into a Transitional Shared Facilities and Services Agreement with NRDC Real Estate Advisors, LLC, an entity wholly owned by Messrs. Mack, Baker, Neibart and Baker, pursuant to which NRDC Real Estate Advisors, LLC provides us with access to, among other things, their information technology, office space, personnel and other resources necessary to enable us to perform our business, including access to NRDC Real Estate Advisors, LLC's real estate teams, who work with us to source, structure, execute and manage properties for a transitional period.  The Transitional Shared Facilities and Services Agreement is also intended to provide us assistance with corporate operations, legal and compliance functions and governance.  As of December 31, 2010, we paid NRDC Real Estate Advisors, LLC a monthly fee of $7,500 pursuant to the Transitional Shared Facilities and Services Agreement.  The Transitional Shared Facilities and Services Agreement has an initial one-year term, and has been renewed effective October 20, 2010 by us for an additional one-year term.

In May 2010, we entered into a Shared Facilities and Service Agreement, effective January 1, 2010, with one of our officers.  Pursuant to the Shared Facilities and Service Agreement, we are provided the use of office space and other resources for a monthly fee of $1,938.

Other than as discussed above, since the beginning of our last fiscal year, we have not been a party to any transaction or proposed transaction with any related person who is (i) one of our directors or executive officers, (ii) a director nominee, (iii) a beneficial owner of more than 5% of Common Stock or (iv) any member of the immediate family of any of the foregoing persons that involves an amount exceeding $120,000 and in which any such related person had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date regarding the beneficial ownership of Common Stock by (i) each person known to us to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) the named executive officers, (iii) our directors and (iv) all of our directors and executive officers as a group.

	Common Stock Beneficially Owned
Name and Business Address(1)	Shares(2)(3)		Shares Subject to Options or Warrants(4)		Total	Percent of Class
Directors and Officers
Melvin S. Adess	27,000		—		27,000	*
Richard A. Baker	51,008		8,016,667	(5)	8,067,675	16.1%
Mark Burton	25,000		—		25,000	*
Michael J. Indiveri	27,000		—		27,000	*
Edward H. Meyer	27,000		—		27,000	*
Lee S. Neibart	2,000		8,000,000	(5)	8,002,000	16.0%
Charles J. Persico	27,000	(6)	—		27,000	*
Laura H. Pomerantz	27,000		—		27,000	*
Stuart A. Tanz	672,500		33,333		705,833	1.7%
John B. Roche	123,200		16,667		139,867	*
Richard K. Schoebel	55,515		7,000		62,515	*
All directors and executive officers as a group (11 persons)	1,064,223		8,073,667	(5)	9,137,890	18.2%
AEW Capital Management, L.P.(7) AEW Capital Management, Inc. World Trade Center East, Two Seaport Lane Boston, MA 02110	3,564,908		—		3,564,908	9.8%
Brian Taylor(8) Pine River Capital Management L.P. 601 Carlson Parkway, Suite 330 Minnetonka, MN 55305	7,674,280		—		7,674,280	9.8%
Citigroup Inc. (9) 399 Park Avenue New York, NY 10043	2,366,896		—		2,366,896	5.5%
Fir Tree, Inc.(10) 505 Fifth Avenue, 23rd Floor New York, NY 10017	3,150,000		4,350,000		7,500,000	16.2%
Glenhill Advisors, LLC(11) Glenn J. Krevlin Glenhill Capital Management, LLC 156 West 56th Street, 17th Floor New York, NY 10019	2,325,000		2,600,000		4,925,000	11.1%
Invesco Ltd.(12) 1555 Peachtree Street NE Atlanta, GA 30309	3,571,628		—		3,571,628	8.5%
Israel A. Englander (13) 666 Fifth Avenue New York, NY 10103	—		4,541,971		4,541,971	9.8%
Morgan Stanley(14) 1585 Broadway New York, NY 10103	5,551,107		—		5,551,107	13.3%
NRDC Capital Management LLC(15) 3 Manhattanville Road Purchase, NY 10577	—		8,000,000		8,000,000	16.2%
The Vanguard Group, Inc.(16) 100 Vanguard Blvd. Malvern, PA 19355	3,776,343		—		3,776,343	9.0%
Vanguard Specialized Funds – Vanguard REIT Index Fund(17) 100 Vanguard Blvd. Malvern, PA 19355	2,214,452		—		2,214,452	5.3%

(*)	Represents less than 1% of issued and outstanding shares of Common Stock.

(1)	The business address of each director and named executive officer is c/o Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577.
(2)	Each director and named executive officer has sole voting and investment power with respect to these shares.
(3)
Includes unvested Restricted Shares granted to the named executive officers and directors pursuant to our 2009 Equity Incentive Plan as follows: Mr. Baker – 45,833 Restricted Shares; Mr. Tanz – 191,666 Restricted Shares; Mr. Roche – 83,333 Restricted Shares; Mr. Schoebel – 63,000 Restricted Shares; Mr. Adess – 2,000 Restricted Shares; Mr. Burton  – 25,000 Restricted Shares; Mr. Indiveri – 2,000 Restricted Shares; Mr. Meyer – 2,000 Restricted Shares; Mr. Neibart  – 2,000 Restricted Shares; Mr. Persico – 2,000 Restricted Shares; and Ms. Pomerantz – 2,000 Restricted Shares.

(4)
For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if that person has the right to acquire such shares within 60 days of the Record Date by the exercise of any Options or warrants.  Options or warrants held by a person are deemed to have been exercised for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by such person, but shall not be deemed to have been exchanged or exercised for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by any other person.

(5)
Represents 8,000,000 shares issuable upon exercise of the warrants held by NRDC Capital Management.  William L. Mack, Robert C. Baker, Richard A. Baker and Lee S. Neibart are the sole members of NRDC Capital Management.  The terms of the warrants restrict their exercise and limit beneficial ownership of the shares issuable upon their exercise to the extent such exercise would cause the holder to Beneficially Own or Constructively Own, within the meaning of our Certificate of Incorporation, in excess of the Common Stock Ownership Limit or Excepted Holder Limit, as defined in our Certificate of Incorporation.

(6)	Includes 15,000 shares of Common Stock held by Perco Management Defined Benefit Pension Trust, of which Jules Levy is Trustee and Mr. Persico is the sole beneficiary.
(7)
On their Schedule 13G filed with the SEC on February 14, 2011, AEW Capital Management, L.P. and AEW Capital Management, Inc. report sole voting power with respect to 2,155,108 shares of Common Stock beneficially owned by them and sole dispositive power with respect to 3,564,908 shares of Common Stock beneficially owned by them.  The Schedule 13G reports a beneficial ownership percentage of shares of Common Stock of 9.83%.

(8)
On their Schedule 13G (Amendment No. 1) filed with the SEC on February 9, 2011, Brian Taylor, Pine River Capital Management L.P. ("Pine River") and Nisswa Acquisition Master Fund Ltd. ("Nisswa") report Brian Taylor has the shared power to direct the vote and disposition of 7,674,280 shares of Common Stock, Pine River has the shared power to direct the vote and disposition of 7,674,280 shares of Common Stock and Nisswa has the shared power to direct the vote and disposition of 3,822,940 shares of Common Stock. The Schedule 13G (Amendment No. 1) reports a beneficial ownership percentage of shares of Common Stock of 9.8%.

(9)
On their Schedule 13G filed with the SEC on February 14, 2011, Citigroup Inc. ("Citigroup"), Citigroup Alternative Investments LLC ("CAI") and Citigroup Investments Inc. ("CII") report Citigroup has the shared power to direct the vote and disposition of 2,366,896 shares of Common Stock, CAI has the shared power to direct the vote and disposition of 2,353,026 shares of Common Stock and CII has the shared power to direct the vote and disposition of 2,353,026 shares of Common Stock. The Schedule 13G reports an aggregate beneficial ownership percentage of shares of Common Stock of 5.5%.

(10)
On their Schedule 13G (Amendment No. 3) filed with the SEC on February 10, 2011, Fir Tree Capital Opportunity Master Fund, L.P. ("Capital Fund"), Fir Tree Value Master Fund, L.P. ("Value Fund") and Fir Tree, Inc. ("Fir Tree") report Capital Fund is the beneficial owner of 1,074,614 shares of Common Stock (consisting of 521,514 shares of Common Stock and warrants exercisable to purchase 553,100 shares of Common Stock), Value Fund is the beneficial owner of 6,425,386 shares of Common Stock (consisting of 2,628,486 shares of Common Stock and warrants exercisable to purchase 3,796,900 shares of Common Stock) and Fir Tree may be deemed to beneficially own the shares of Common Stock held by Capital Fund and Value Fund as a result of being the investment manager of Capital Fund and Value Fund.  Capital Fund has the shared power to direct the vote and disposition of 1,074,614 shares of Common Stock.  Value Fund has the shared power to direct the vote and disposition of 6,425,386 shares of Common Stock.  Fir Tree has been granted investment discretion over the Common Stock held by Capital Fund and Value Fund, and thus, has the shared power to direct the vote and disposition of 7,500,000 shares of Common Stock.  The Schedule 13G (Amendment No. 3) reports an aggregate beneficial ownership percentage of shares of Common Stock of 16.2%.  However, the terms of the warrants restrict their exercise and limit beneficial ownership of the shares issuable upon their exercise to the extent such exercise would cause the holder to Beneficially Own or Constructively Own, within the meaning of our Certificate of Incorporation, in excess of the Common Stock Ownership Limit or Excepted Holder Limit, as defined in our Certificate of Incorporation.  The address of the principal business office of Capital Fund and Value Fund is c/o Admiral Administration Ltd., Admiral Financial Center, 5th Floor, 90 Fort Street, Box 32021 SMB, Grand Cayman, Cayman Islands.

(11)
On their Schedule 13G (Amendment No. 3) filed with the SEC on February 14, 2011, Glenhill Advisors, LLC, Glenn J. Krevlin, Glenhill Capital Management, LLC, Glenhill Capital, LP and Glenhill Capital Overseas Master Fund, LP report Glenhill Advisors, LLC, Glenn J. Krevlin and Glenhill Capital Management, LLC have sole voting and dispositive powers with respect to 4,925,000 shares of Common Stock (consisting of 2,325,000 shares of Common Stock and warrants to purchase 2,600,000 shares of Common Stock).  Glenhill Capital, LP and Glenhill Capital Overseas Master Fund, LP have shared voting and dispositive powers with respect to 2,462,500 shares of Common Stock (consisting of 1,162,500 shares of Common Stock and warrants to purchase 1,300,000 shares of Common Stock).  Glenn J. Krevlin is the managing member and control person of Glenhill Advisors, LLC. Glenhill Advisors, LLC is the managing member of Glenhill Capital Management, LLC. Glenhill Capital Management, LLC is the general partner and investment advisor of Glenhill Capital LP, and sole shareholder of Glenhill Capital Overseas GP, Ltd. Glenhill Capital Overseas GP, Ltd. is general partner of Glenhill Capital Overseas Master Fund, LP.  The Schedule 13G (Amendment No. 3) reports an aggregate beneficial ownership percentage of shares of Common Stock of 11.09%.  However, the terms of the warrants restrict their exercise and limit beneficial ownership of the shares issuable upon their exercise to the extent such exercise would cause the holder to Beneficially Own or Constructively Own, within the meaning of our Certificate of Incorporation, in excess of the Common Stock Ownership Limit or Excepted Holder Limit, as defined in our Certificate of Incorporation.

(12)
On its Schedule 13G (Amendment No. 2) filed with the SEC on February 9, 2011, Invesco Ltd. reports Invesco Advisers, Inc., a subsidiary of Invesco Ltd., is the investment adviser which holds shares of the security being reported.  Invesco Advisers, Inc. held sole voting power with respect to 2,950,447 shares of Common Stock beneficially owned by it, shared voting power with respect to 30,613 shares of Common Stock beneficially owned by it, sole dispositive power with respect to 3,553,903 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 17,725 shares of Common Stock beneficially owned by it.  The Schedule 13G (Amendment No. 2) reports a beneficial ownership percentage of shares of Common Stock of 8.5%.

(13)
On his Schedule 13G (Amendment No. 2) filed with the SEC on February 14, 2011, Israel A. Englander reports shared voting and dispositive powers with respect to 4,541,971 shares of Common Stock.  Grandview LLC ("Grandview") holds warrants to purchase

5,060,900 shares of Common Stock, and Millennium International, Ltd. ("Millennium International") holds warrants to purchase 999,000 shares of Common Stock.  Millennium Management LLC ("Millennium Management") is the manager of Grandview and may be deemed to have shared voting control and investment discretion over securities owned by Grandview. Millennium International Management LP ("Millennium International Management") is the investment manager to Millennium International, and may be deemed to have shared voting control and investment discretion over securities owned by Millennium International. Millennium International Management GP LLC ("Millennium International Management GP") is the general partner of Millennium International Management, and may be deemed to have shared voting control and investment discretion over securities owned by Millennium International. Israel A. Englander, is the managing member of Millennium Management and of Millennium International Management GP.  Consequently, Mr. Englander may also be deemed to be the beneficial owner of any securities beneficially owned by Grandview or Millennium International, as the case may be.  The foregoing should not be construed in and of itself as an admission by Millennium International Management, Millennium International Management GP, Millennium Management or Mr. Englander as to beneficial ownership of the securities owned by Grandview and Millennium International.  The Schedule 13G (Amendment No. 2) reports that (i) the terms of the warrants restrict their exercise and limit beneficial ownership of the shares issuable upon their exercise to the extent such exercise would cause any stockholder or warrantholder to directly, indirectly or constructively owning more than 9.8% of the outstanding shares, by value or number, whichever is more restrictive, of the outstanding shares of Common Stock and (ii) these terms currently have the effect of limiting the warrants that may be exercised by Mr. Englander, Grandview, Millennium International, Millennium Management, Millennium International Management and Millennium International Management GP.  Consequently, as of the date of the filing of the Schedule 13G (Amendment No. 2), the Schedule 13G (Amendment No. 2) reports Mr. Englander may be deemed to beneficially own, and the other reporting persons beneficially own, or may be deemed to beneficially own (as the case may be), in the aggregate, 4,541,971 shares of Common Stock, which represents approximately 9.8% (calculated pursuant to Rule 13d-3), of the outstanding shares of Common Stock.

(14)
On their Schedule 13G (Amendment No. 2) filed with the SEC on February 9, 2011, Morgan Stanley and Morgan Stanley Investment Management Inc. report Morgan Stanley has sole voting power with respect to 4,465,317 shares of Common Stock beneficially owned by it and sole dispositive power with respect to 5,551,107 shares of Common Stock beneficially owned by it, and Morgan Stanley Investment Management Inc. has sole voting power with respect to 3,609,869 shares of Common Stock beneficially owned by it and sole dispositive power with respect to 4,695,659 shares of Common Stock beneficially owned by it.  The Schedule 13G (Amendment No. 2) reports a beneficial ownership percentage of shares of Common Stock of 13.3%.  The securities being reported on by Morgan Stanley as parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Investment Management Inc., an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) as amended.  Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley. The address of the principal business office of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, NY 10036.

(15)
On its Schedule 13D filed with the SEC on October 30, 2009, NRDC Capital Management reports sole voting and dispositive powers with respect to 8,000,000 shares of Common Stock issuable upon exercise of warrants beneficially owned by it.  Richard A. Baker, Robert C. Baker, William L. Mack and Lee S. Neibart, as members and managers of NRDC Capital Management, may be deemed to be the beneficial owners of such warrants to purchase 8,000,000 shares of Common Stock owned of record by NRDC Capital Management, LLC and the 8,000,000 shares of Common Stock underlying such warrants, and have shared voting and dispositive powers over the Warrants owned of record by NRDC Capital Management and the shares of Common Stock underlying these warrants.  The Schedule 13D reports a beneficial ownership percentage of shares of Common Stock of 16.2%.  However, the terms of the warrants restrict their exercise and limit beneficial ownership of the shares issuable upon their exercise to the extent such exercise would cause the holder to Beneficially Own or Constructively Own, within the meaning of our Certificate of Incorporation, in excess of the Common Stock Ownership Limit or Excepted Holder Limit, as defined in our Certificate of Incorporation.

(16)
On its Schedule 13G filed with the SEC on February 10, 2011, The Vanguard Group, Inc. reports sole voting power with respect to 58,203 shares of Common Stock beneficially owned by it, sole dispositive power with respect to 3,718,140 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 58,203 shares of Common Stock beneficially owned by it.  The Schedule 13G reports a beneficial ownership percentage of shares of Common Stock of 9.03%.

(17)
On its Schedule 13G filed with the SEC on February 10, 2011, Vanguard Specialized Funds – Vanguard REIT Index Fund reports sole voting power with respect to 2,214,452 shares of Common Stock beneficially owned by it.  The Schedule 13G reports a beneficial ownership percentage of shares of Common Stock of 5.29%.

OTHER MATTERS

Our board of directors knows of no other business to be presented at the Annual Meeting.  The proxies for the Annual Meeting confer discretionary authority on the persons named therein as proxy holders to vote on any matter proposed by stockholders for consideration at the Annual Meeting.  As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder intending to present a proposal at our 2012 Annual Meeting of Stockholders and have the proposal included in the proxy statement and proxy card for such meeting (pursuant to Rule 14a-8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than March 6, 2012, and must otherwise be in compliance with the requirements of the SEC's proxy rules.

Any director nomination or stockholder proposal of other business intended to be presented for consideration at the 2012 Annual Meeting of Stockholders, but not intended to be considered for inclusion in the Company's proxy statement and proxy card relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must notify us in writing not less than 60 days nor more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the day on which notice of the meeting or public disclosure thereof was given or made.  Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2012 Annual Meeting of Stockholders must notify us in writing of such proposal by March 6, 2012, but in no event earlier than February 5, 2012.

Any such nomination or proposal should be sent to Stuart A. Tanz, our President and Chief Executive Officer, at Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577 and, to the extent applicable, must include the information required by our Bylaws.

Our board of directors and our management know of no other matters or business to be presented for consideration at the Annual Meeting.  If, however, any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters.  The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials (i.e., the proxy statement and annual report) addressed to those stockholders.  This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be "householding" our proxy materials.  A single set of proxy materials may be delivered to multiple stockholders sharing the same address unless contrary instructions have been received from the impacted stockholders.  Once a stockholder has received notice from its broker that they will be "householding" communications to such stockholder's address, "householding" will continue until such stockholder revokes consent to "householding" or is notified otherwise.  If, at any time, a stockholder no longer wishes to participate in "householding" and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to:  Retail Opportunity Investments Corp., 3 Manhattanville Road, Purchase, New York 10577, Attn: John B. Roche, our Chief Financial Officer.  In addition, if so requested, we will also undertake to promptly deliver a separate set of proxy materials to any stockholder for whom such proxy materials were subject to "householding."  Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request "householding" of their communications should contact us, as specified above, or their respective brokers.

MISCELLANEOUS

We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting.  This solicitation is being made primarily through the internet and by mail, but may also be made by our directors, executive officers and employees by telephone, telegraph, facsimile transmission, electronic transmission, internet, mail or personal interview.  No additional compensation will be given to our directors, executive officers or employees for this solicitation.  We will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K (FILED WITH THE SEC AND NASDAQ), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST.  REQUESTS SHOULD BE DIRECTED TO JOHN B. ROCHE, OUR CHIEF FINANCIAL OFFICER, AT RETAIL OPPORTUNITY INVESTMENTS CORP., 3 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577.

By Order of the Board of Directors

Stuart A. Tanz
President and Chief Executive Officer

Purchase, New York

April 5, 2011

Appendix A
Agreement and Plan of Merger

FORM OF

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this "Agreement"), dated as of  _______________, 2011, is by and between Retail Opportunity Investments Corp., a Delaware corporation ("ROIC") and Retail Opportunity Investments Corp., a Maryland corporation and a wholly-owned subsidiary of ROIC ("ROIC Maryland").

WITNESSETH:

WHEREAS, ROIC is a corporation duly formed under the laws of the State of Delaware;

WHEREAS, ROIC Maryland is a corporation duly formed under the laws of the State of Maryland; and

WHEREAS, the board of directors and stockholders of ROIC and the board of directors and sole stockholder of ROIC Maryland each deems it advisable, upon the terms and subject to the conditions of this Agreement, that ROIC be reincorporated as a Maryland corporation by the merger of ROIC with and into ROIC Maryland where ROIC Maryland will be the surviving entity; and

WHEREAS, Section 252 of the Delaware General Corporation Law and Section 3-102 of the Maryland General Corporation Law ("MGCL") permit the merger of a Delaware corporation with and into a Maryland corporation.

NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.01. The Merger.  Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the laws of the State of Delaware and the State of Maryland, ROIC shall be merged with and into ROIC Maryland (the "Merger"). As a result of the Merger, the identity and separate existence of ROIC shall cease and ROIC Maryland shall continue as the surviving entity of the Merger (sometimes referred to herein as the "Surviving Corporation").

Section 1.02. Effective Time.  The parties shall cause the Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware and articles of merger with the State Department of Assessments and Taxation of the State of Maryland, as required by, and executed in accordance with the relevant laws of the State of Delaware and the State of Maryland, all to be effective as of the time of acceptance of the articles of merger by the Secretary of State of the State of Delaware and the State Department of Assessments and Taxation of the State of Maryland (the "Effective Time").

Section 1.03. Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided under the laws of the State of Delaware and the State of Maryland. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, powers and franchises of ROIC, shall vest in the Surviving Corporation, and all debts, liabilities and duties of ROIC shall become the debts, liabilities and duties of the Surviving Corporation.  Forthwith upon the Effective Date, the [________________] shares of ROIC Maryland common stock, $0.0001 par value per share ("ROIC Maryland Common Stock"), issued and outstanding in the name of ROIC shall be canceled and retired and resume the status of authorized and unissued shares of ROIC Maryland Common Stock, and no shares of ROIC Maryland Common Stock or other securities of ROIC Maryland shall be issued in respect thereof.

1

Section 1.04. Charter and Bylaws.  The Charter and Bylaws of ROIC Maryland in effect at the Effective Time of the Merger will be the Charter and Bylaws of ROIC Maryland as the Surviving Corporation until further amended in accordance with their terms and the MGCL.

Section 1.05. Directors and Officers.  The executive officers of ROIC Maryland immediately prior to the Effective Time will be the executive officers of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Charter and Bylaws. The directors of ROIC Maryland immediately prior to the Effective Time will be the directors of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Charter and Bylaws.

Section 1.06. Subsequent Actions.  If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of ROIC acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the proper officers of the Surviving Corporation shall be and hereby are directed and authorized to execute and deliver, in the name and on behalf of ROIC, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of ROIC or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out this Agreement.

Section 1.07. Further Assurances.  Each of ROIC and ROIC Maryland will execute or cause to be executed all documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the State of Delaware and the State of Maryland to consummate and effect the Merger and further the purpose of this Agreement.

Section 1.08. Conditions.  Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

(a)
The Merger must have been approved by the requisite vote of stockholders of ROIC and ROIC Maryland, and all other necessary action must have taken place to authorize the execution, delivery and performance of this Agreement by ROIC and ROIC Maryland.

(b)	All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby must have been obtained.

Section 1.09. Termination; Amendment.  This Agreement may be terminated and the Merger abandoned or deferred by either ROIC or ROIC Maryland by appropriate resolution of the board of directors of either ROIC or ROIC Maryland at any time prior to the Effective Time notwithstanding approval of this Agreement by the stockholders of ROIC or ROIC Maryland, or both, if circumstances arise which, in the opinion of the board of directors of ROIC or ROIC Maryland make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the stockholders to approve any amendment that would have a material adverse effect on the stockholders, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

ARTICLE II

CONVERSION OF SHARES

Section 2.01. Conversion of Common Stock.  Upon the Effective Date, by virtue of the merger and without any action on the part of any holder thereof, each issued share of ROIC common stock, $0.0001 par value

2

per share ("ROIC Common Stock"), outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of ROIC Maryland Common Stock.

Section 2.02. Stock Certificates.  If any registered holder on the books and records of ROIC holds stock certificates representing ROIC Common Stock, such registered owner shall not be entitled to receive ROIC Maryland Common Stock until such time as the registered holder surrenders the applicable stock certificate or certificates to ROIC Maryland or its exchange agent, together with a duly completed and executed letter of transmittal as provided by ROIC Maryland or its exchange agent and any other documents as may be required by such letter of transmittal.

Section 2.03. Options, Warrants and Convertible Securities.  Upon the Effective Date, each outstanding option, warrant and right to purchase ROIC Common Stock, including those options granted under any of ROIC's 2009 Equity Incentive Plan (the "Equity Incentive Plan") and warrants issued pursuant to the Warrant Agreement, dated as of October 17, 2007, between ROIC and Continental Stock Transfer and Trust Company, as amended by the Supplement and Amendment to Warrant Agreement, by and between ROIC and Continental Stock Transfer & Trust Company, dated October 20, 2009 (as amended, the "Warrant Agreement"), shall be converted into and become an option, warrant, or right to purchase the number of shares of ROIC Maryland Common Stock determined by multiplying the number of shares of ROIC Common Stock subject to the option, warrant or right to purchase by the number one (1), at a price per share equal to the same exercise price of the option, warrant or right to purchase ROIC Common Stock, and upon the same terms and subject to the same conditions as set forth in the Equity Incentive Plan, the Warrant Agreement and any other plan or agreement entered into by ROIC pertaining to such options, warrants or rights. A number of shares of ROIC Maryland Common Stock of the relevant class and series shall be reserved for purposes of the options, warrants and rights described in the preceding sentence equal to the number of shares of ROIC Common Stock so reserved as of the Effective Date. As of the Effective Date, ROIC Maryland shall assume all obligations of ROIC under agreements pertaining to such options, warrants and rights, including the Equity Incentive, and the outstanding options, warrants or other rights, or portions thereof, granted pursuant thereto.

ARTICLE III

GOVERNING LAW

This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

[Signatures begin on the following page]

3

IN WITNESS WHEREOF, ROIC and ROIC Maryland have each caused this Agreement to be duly executed under seal, all as of the date first above written.

RETAIL OPPORTUNITY INVESTMENTS CORP., a Delaware corporation

By:
Name:
Title:

RETAIL OPPORTUNITY INVESTMENTS CORP., a Maryland corporation

By:
Name:
Title:

4

Appendix B
ROIC Maryland Charter

RETAIL OPPORTUNITY INVESTMENTS CORP.

AMENDED AND RESTATED CHARTER

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is “Retail Opportunity Investments Corp.”

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.  For purposes of the charter of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE III

PRINCIPAL OFFICE IN STATE

The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.

ARTICLE IV

RESIDENT AGENT

The name and address of the resident agent of the Corporation in the State of Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.  The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1                      Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The number of directors of the Corporation is nine, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”).  The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

Melvin S. Adess

Richard A. Baker

Mark Burton

1

Michael J. Indiveri

Edward H. Meyer

Lee S. Neibart

Charles J. Persico

Laura H. Pomerantz

Stuart A. Tanz

The Board of Directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors in the manner provided in the Bylaws.

The Corporation elects, at such time as it becomes eligible to make an election pursuant to Section 3-802 of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

Section 5.2                      Extraordinary Actions.  Except as specifically provided in Section 5.8 (relating to removal of directors) and in the last sentence of Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3                      Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4                      Preemptive and Appraisal Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.  Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5                      Indemnification.  The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity.  The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 5.6                      Determinations by Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be

2

final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7                      REIT Qualification.  If the Corporation elects to qualify for U.S. federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the qualification of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may authorize the Corporation to revoke or otherwise terminate the its REIT election pursuant to Section 856(g) of the Code.  The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

Section 5.8                      Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, only by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors.

Section 5.9                      Advisor Agreements.  Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

ARTICLE VI

STOCK

Section 6.1                      Authorized Shares.  The Corporation has authority to issue 550,000,000 shares of stock, consisting of 500,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and 50,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of stock having par value is $55,000.00.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may

3

amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2                      Common Stock.  Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.  The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3                      Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

Section 6.4                      Classified or Reclassified Shares.  Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to Section 7.3 of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document.

Section 6.5                      Stockholders’ Consent in Lieu of Meeting.  Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner permitted by the MGCL and set forth in the Bylaws.

Section 6.6                      Charter and Bylaws.  The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

ARTICLE VII

RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1                      Definitions.  For the purpose of the Charter, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Capital Stock.

“Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

4

“Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3(vi) of this Article VII, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Common Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation.

“Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by this Charter or by the Board of Directors pursuant to Section 7.2(vii) of this Article VII.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2(vii) of this Article VII and subject to adjustment pursuant to Section 7.2(D) of this Article VII, the percentage limit established by the Board of Directors pursuant to Section 7.2(vii) of this Article VII.

“Excess Securities” shall have the meaning set forth Section 7.2(i)(B)(1) of this Article VII.

“Initial Date” shall mean the effective date of the Corporation's election to be treated as a REIT under Section 856(d)(5) of the Code.

“Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such Capital Stock is not listed or admitted to trading on the NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

"NASDAQ" shall mean the NASDAQ Stock Market.

“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

“Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2(i) of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, and if appropriate in the context, shall also mean any

5

Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“Restriction Termination Date” shall mean the first day after the Initial Date on which the Corporation determines pursuant to Section 5.7 of the Charter above that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

“Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“Trust” shall mean any trust provided for in Section 7.3(i) of this Article VII.

“Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2                      Capital Stock.

(i)  Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 of this Article VII:

(A)  Basic Restrictions.

(1)  (x) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (y) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (z) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(2)  No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant could cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(3)  Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(B)  Transfer in Trust.  If any Transfer of shares of Capital Stock or other event occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2(i)(A)(1) or (2) of this Article VII,

(1)  then (x) that number of shares of the Capital Stock the Beneficial

6

Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2(i)(A)(1) or (2) of this Article VII (rounded up to the nearest whole share) (“Excess Securities”) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3 of this Article VII, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares or (y) the Corporation shall, at its option, redeem such Excess Securities from the transferor, in the case of a Transfer, or person, in the case of another event, for, at its option, cash, a note or other securities of the Corporation; or

(2)  if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 7.2(i)(A)(1) or (2) of this Article VII, then the Transfer of the Excess Securities shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(ii)  Remedies for Breach.  If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2(i) of this Article VII or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2(i) of this Article VII (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2(i) of this Article VII shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

(iii)  Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2(i)(A)(1) of this Article VII or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2(i)(B) of this Article VII shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s qualification as a REIT.

(iv)  Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(A)  every owner of five percent or more (or such lower percentage as required by the Code or the U.S. Treasury Department regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s qualification as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(B)  each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(v)  Remedies Not Limited.  Subject to Article V, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s qualification as a REIT.

7

(vi)  Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event this Section 7.2 or Section 7.3 requires an action by the Board of Directors and this Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of clauses (a), (b) or (c) of this Article VII. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2(ii) of this Article VII) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2(i) of this Article VII, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

(vii)  Exceptions.

(A)  Subject to Section 7.2(i)(A)(2) of this Article VII, the Board of Directors of the Corporation, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(1)  the Board of Directors obtains such representations and undertakings from such Person as are satisfactory to the Board of Directors in its reasonable discretion to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 7.2(i)(A)(2) of this Article VII;

(2)  such Person provides the Board of Directors with information including, to the extent necessary, representations and undertakings satisfactory to the Board of Directors in its reasonable discretion that demonstrates that such Person does not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(3)  such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 7.2(i) through Section 7.2(vi) of this Article VII) may result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 7.2(i)(B) and Section 7.3 of this Article VII.

(B)  Prior to granting any exception pursuant to Section 7.2(vii)(A) of this Article VII, the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(C)  Subject to Section 7.2(i)(A)(2) of this Article VII an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

8

(D)  The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

(viii)  Increase in Aggregate Stock Ownership and Common Stock Ownership Limits.  Subject to Section 7.2(i)(A)(2) of this Article VII, the Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in Common Stock is in excess of such decreased Common Stock Ownership Limit and/or whose percentage ownership in Capital Stock is in excess of such decreased Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of Common Stock equals or falls below the decreased Common Stock Ownership Limit and/or such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Stock Ownership Limit, as applicable, but any further acquisition of Capital Stock in excess of such percentage ownership of Common Stock and/or Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, as applicable, and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Capital Stock.

(ix)  Legend.  Each certificate for shares of Capital Stock, if certificated, or the written statement of information in lieu of a certificate shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its qualification as a Real Estate Investment Trust under the Code. Subject to certain further restrictions and except as expressly provided in the Amended and Restated Charter of the Corporation, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8 percent (in value or number of shares) of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If the restrictions on transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be (x) automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or (y) the Corporation shall, at its option, redeem such shares of Capital Stock from the transferor, in the case of a Transfer, or person, in the case of another event, for, at its option, cash, a note or other securities of the Corporation. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, if the ownership restriction provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Amended and Restated Charter of the Corporation, as the same may be amended from time to time, a copy of which,

9

including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or written statement of information in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

Section 7.3                      Transfer of Capital Stock in Trust.

(i)  Ownership in Trust.  Upon any purported Transfer or other event described in Section 7.2(i)(B) of this Article VII that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2(i)(B) of this Article VII. The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3(vi) of this Article VII.

(ii)  Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(iii)  Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Delaware law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (A) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (B) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(iv)  Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2(i)(A) of this Article VII. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3(iv). The Prohibited Owner shall receive the lesser of (A) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (B) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3(iii) of this Article VII. Any net sales

10

proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (A) such shares shall be deemed to have been sold on behalf of the Trust and (B) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3(iv), such excess shall be paid to the Trustee upon demand.

(v)  Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (A) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (B) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3(iii). The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3(iv) of this Article VII. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(vi)  Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2(i)(A) of this Article VII in the hands of such Charitable Beneficiary.

Section 7.4                      NASDAQ Transactions.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5                      Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6                      Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.”

Section 7.7                      Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to its Charter now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.  Except as set forth below and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if

11

declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.  Any amendment to Section 5.8, to Article VII or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

12

Appendix C
ROIC Maryland Bylaws

RETAIL OPPORTUNITY INVESTMENTS CORP.

BYLAWS

ARTICLE I

OFFICES

Section 1.                      PRINCIPAL OFFICE.  The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2.                      ADDITIONAL OFFICES.  The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.                      PLACE.  All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2.                      ANNUAL MEETING.  An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.  The Corporation shall hold its first annual meeting of stockholders beginning with the year 2012.

Section 3.                      SPECIAL MEETINGS.

(a)           General.  The chairman of the board, the chief executive officer, the president or the Board of Directors may call a special meeting of stockholders.  Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting.  Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.  In fixing a date for any special meeting of stockholders, including a meeting called at the request of stockholders in accordance with subsection (b) of this Section 3, the chairman of the board, the chief executive officer, the president or the Board of Directors, as applicable, may consider such factors as he, she or it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.

(b)           Stockholder-Requested Special Meetings.  (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”).  The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder  and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange

1

Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”).  Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date.  The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors.  If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

(2)           In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary.  In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date.  Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3)           The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials).  The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4)           In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.  The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5)           If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary:  (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the

2

meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter.  Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6)           The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary.  For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been delivered to the secretary until the earlier of (i) five Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage.  Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7)           For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 4.                      NOTICE.  Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.  If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions.  The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such a stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice.  Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice.  No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.  The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting.  Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5.                      ORGANIZATION AND CONDUCT.  Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order:  the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy.  The secretary, or, in the secretary’s absence, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary.  In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting.  The order of business

3

and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting.  The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security.  Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6.                      QUORUM.  At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the adoption of any measure.  If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting.  At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7.                      VOTING.  A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.  Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.  A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter.  Unless otherwise provided by statute or by the Charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8.                      PROXIES.  A stockholder of record may vote in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law.  Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting.  No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9.                      VOTING OF STOCK BY CERTAIN HOLDERS.  Stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, general partner, trustee, manager or managing member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock.  Any director or fiduciary may vote stock registered in the name of such person in the capacity of such director or fiduciary, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

4

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder.  The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable.  On receipt by the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10.                      INSPECTORS.  The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector.  The inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote.  Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting.  If there is more than one inspector, the report of a majority shall be the report of the inspectors.  The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11.  ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a)           Annual Meetings of Stockholders.  (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2)           For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders.  To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.  The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

 (3)           Such stockholder’s notice shall set forth:

(i)           as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) promulgated under the Exchange Act;

5

(ii)           as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii)           as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A)           the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)           the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C)           whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Corporation (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company) and

(D)           any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv)           as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A)           the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B)           the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(v)           to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4)           Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing

6

the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5)           Notwithstanding anything in this subsection (a) of  this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6)           For purposes of this Section 11, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b)           Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraph (a)(3) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)           General.  (1)  If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11.  Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information.  Upon written request by the secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date.  If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

7

(2)           Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11.  The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3)           For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time.  “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)           Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11.  Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.  Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Section 12.                      CONTROL SHARE ACQUISITION ACT.  Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation.  This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

Section 1.                      GENERAL POWERS.  The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

Section 2.                      NUMBER, TENURE AND RESIGNATION.  At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.  Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary.  Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.  The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3.                      ANNUAL AND REGULAR MEETINGS.  An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary.  In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.  The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.

Section 4.                      SPECIAL MEETINGS.  Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office.  The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.  The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

8

Section 5.                      NOTICE.  Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address.  Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting.  Notice by United States mail shall be given at least three days prior to the meeting.  Notice by courier shall be given at least two days prior to the meeting.  Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party.  Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director.  Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt.  Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid.  Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed.  Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6.                      QUORUM.  A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7.                      VOTING.  The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.  If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8.                      ORGANIZATION.  At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting.  In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting.  The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9.                      TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10.                      CONSENT BY DIRECTORS WITHOUT A MEETING.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11.                      VACANCIES.  If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder.  Until such time as the Corporation becomes subject to Section 3-804(c) of the MGCL, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum; any vacancy in the number of directors created by

9

an increase in the number of directors may be filled by a majority vote of the entire Board of Directors, and any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.  At such time as the Corporation becomes subject to Section 3-804(c) of the MGCL and except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

Section 12.                      COMPENSATION.  Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors.  Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13.                      RELIANCE.  Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14.                      RATIFICATION.  The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter.  Moreover, any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 15.                      CERTAIN RIGHTS OF DIRECTORS AND OFFICERS.   Any director or officer, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 16.                      EMERGENCY PROVISIONS.  Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”).  During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

10

ARTICLE IV

COMMITTEES

Section 1.                      NUMBER, TENURE AND QUALIFICATIONS.  The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2.                      POWERS.  The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

Section 3.                      MEETINGS.  Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors.  A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee.  The act of a majority of the committee members present at a meeting shall be the act of such committee.  The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.  In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 4.                      TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5.                      CONSENT BY COMMITTEES WITHOUT A MEETING.  Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6.                      VACANCIES.  Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1.                      GENERAL PROVISIONS.  The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers.  In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable.  The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers.  Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided.  Any two or more offices except president and vice president may be held by the same person.  Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2.                      REMOVAL AND RESIGNATION.  Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary.  Any resignation

11

shall take effect immediately upon its receipt or at such later time specified in the resignation.  The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.  Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3.                      VACANCIES.  A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4.                      CHAIRMAN OF THE BOARD.  The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation.  The Board of Directors may designate the chairman of the board as an executive or non-executive chairman.  The chairman of the board shall preside over the meetings of the Board of Directors.  The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5.                      CHIEF EXECUTIVE OFFICER.  The Board of Directors may designate a chief executive officer.  The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6.                      CHIEF OPERATING OFFICER.  The Board of Directors may designate a chief operating officer.  The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 7.                      CHIEF FINANCIAL OFFICER.  The Board of Directors may designate a chief financial officer.  The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8.                      PRESIDENT.  In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation.  In the absence of a designation of a chief executive officer by the Board of Directors, the president shall be the chief executive officer.  He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 9.                      VICE PRESIDENTS.  In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors.  The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 10.                      SECRETARY.  The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 11.                      TREASURER.  The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the

12

Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.  In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 12.                      ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.  The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 13.                      COMPENSATION.  The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1.                      CONTRACTS.  The Board of Directors or any manager of the Corporation approved by the Board of Directors and acting within the scope of its authority pursuant to a management agreement with the Corporation may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.  Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when executed by an authorized person and duly authorized or ratified by action of the Board of Directors or a manager acting within the scope of its authority pursuant to a management agreement.

Section 2.                      CHECKS AND DRAFTS.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3.                      DEPOSITS.  All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, the treasurer or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1.                      CERTIFICATES.  Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them.  In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in the manner permitted by the MGCL.  In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.  There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2.                      TRANSFERS.  All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of

13

certificates duly endorsed.  The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates.  Upon the transfer of uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3.                      REPLACEMENT CERTIFICATE.  Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued.  Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4.                      FIXING OF RECORD DATE.  The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose.  Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined as set forth herein.

Section 5.                      STOCK LEDGER.  The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6.                      FRACTIONAL STOCK; ISSUANCE OF UNITS.  The Board of Directors may authorize the Corporation to issue fractional stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine.  Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation.  Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

14

ARTICLE IX

DISTRIBUTIONS

Section 1.                      AUTHORIZATION.  Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter.  Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2.                      CONTINGENCIES.  Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

SEAL

Section 1.                      SEAL.  The Board of Directors may authorize the adoption of a seal by the Corporation.  The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.”  The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2.                      AFFIXING SEAL.  Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager, managing member or trustee, of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.  The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer.  The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.  The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

15

ARTICLE XII

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute.  The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XIII

AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

16

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 5, 2011. The Proxy Statement and our 2010 Annual Report to Stockholders are available at: http://www.proxyease.com/roireit/2011

▼  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▼

PROXY

RETAIL OPPORTUNITY INVESTMENTS CORP.
2011 Meeting of Stockholders – May 5, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Stuart A. Tanz and John B. Roche, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of Retail Opportunity Investments Corp. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2011 Meeting of Stockholders of the company to be held on May 5, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,WILL BE VOTED “FOR” THE NOMINEES FOR ELECTION OF DIRECTORS, “FOR” ITEMS 2 THROUGH 4 AND “3 YEARS” ON ITEM 5.

(continued and to be marked, dated and signed, on the other side)

▼  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▼

	Please mark your votes as indicated in this example	X

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" ITEMS 2 THROUGH 4, AND FOR "[•] YEARS]" ON ITEM 5.

				FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS				FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS
Nominees:
01 02 03 04 05	Melvin S. Adess Richard A. Baker Mark Burton Michael J. Indiveri Edward H. Meyer	06 07 08 09	Lee S. Neibart Charles J. Persico Laura H. Pomerantz Stuart A. Tanz	[ ]	[ ]	[ ]	2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.		[ ]	[ ]	[ ]

							3.	Proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland.		[ ]	[ ]	[ ]

							4.	Advisory vote on the compensation of the Company's named executive officers.		[ ]	[ ]	[ ]

									1 YEAR	2 YEARS	3 YEARS	4 YEARS

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the			*Exceptions ________________________________				5.	Advisory vote to determine the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers.	[ ]	[ ]	[ ]	[ ]

“Exceptions” box above and write that nominee’s name in the space provided.)			________________________________
Date __________________________________________________

Signature ______________________________________________

Address Change? Mark Box: ☐ And indicate changes in space above
NOTE: This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by authorized person.